SECURITIES AND EXCHANGE COMMISSION
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Soliciting Material under to § 240.14a-12

Aziyo Biologics, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Aziyo Biologics, Inc.
12510 Prosperity Drive, Suite 370
Silver Spring, Maryland 20904
April 22, 2022
Dear Fellow Stockholders:
On behalf of the Board of Directors, I cordially invite you to attend the 2022 annual meeting of stockholders (the “Annual Meeting”) of Aziyo Biologics, Inc., which will be held on Tuesday, June 7, 2022, beginning at 1:00 p.m., Eastern Time. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast.
In accordance with the Securities and Exchange Commission rules allowing companies to furnish proxy materials to their stockholders over the Internet, we have sent stockholders of record at the close of business on April 13, 2022 a Notice of Internet Availability of Proxy Materials. The notice contains instructions on how to access our Proxy Statement and Annual Report and vote online. If you would like to receive a printed copy of our proxy materials from us instead of downloading a printable version from the Internet, please follow the instructions for requesting such materials included in the notice, as well as in the attached Proxy Statement.
Attached to this letter are a Notice of Annual Meeting of Stockholders and Proxy Statement, which describe the business to be conducted at the meeting.
Your vote is important to us. Please act as soon as possible to vote your shares. It is important that your shares be represented at the meeting whether or not you plan to attend the Annual Meeting via the Internet. Please vote electronically over the Internet, by telephone or, if you receive a paper copy of the proxy card by mail, by returning your signed proxy card in the envelope provided. You may also vote your shares online during the Annual Meeting. Instructions on how to vote while participating at the meeting live via the Internet are posted at www.virtualshareholdermeeting.com/AZYO2022.
On behalf of the Board of Directors and management, it is my pleasure to express our appreciation for your continued support.
/s/ Kevin Rakin
Kevin Rakin
Chairperson of the Board

Aziyo Biologics, Inc.
12510 Prosperity Drive, Suite 370
Silver Spring, Maryland 20904
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 7, 2022
NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Aziyo Biologics, Inc., a Delaware corporation, will be held on Tuesday, June 7, 2022, at 1:00 p.m., Eastern Time. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/AZYO2022. For instructions on how to attend and vote your shares at the Annual Meeting, see the information in the accompanying Proxy Statement in the section titled “General Information about the Annual Meeting and Voting — How can I attend and vote at the Annual Meeting?”
The Annual Meeting is being held:
1.
to elect Brigid A. Makes and C. Randal Mills as Class II directors to hold office until the Company’s annual meeting of stockholders to be held in 2025 and until their respective successors have been duly elected and qualified;

2.
to ratify, in a non-binding vote, the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2022; and

3.
to transact such other business as may properly come before the Annual Meeting or any continuation, postponement or adjournment thereof.

These items of business are described in the Proxy Statement that follows this notice. Holders of record of our Class A common stock as of the close of business on April 13, 2022 are entitled to notice of and to vote at the Annual Meeting, or any continuation, postponement or adjournment thereof.
Your vote is important. Voting your shares will ensure the presence of a quorum at the Annual Meeting and will save us the expense of further solicitation. Please promptly vote your shares by following the instructions for voting on the Notice Regarding the Availability of Proxy Materials or, if you received a paper or electronic copy of our proxy materials, by completing, signing, dating and returning your proxy card or by Internet or telephone voting as described on your proxy card.
By Order of the Board of Directors
/s/ Jeffrey Hamet

Jeffrey Hamet
Vice President, Finance, Treasurer and Secretary
Silver Spring, Maryland
April 22, 2022
This Notice of Annual Meeting and Proxy Statement are first being distributed or made available, as the case may be, on or about April 22, 2022.
Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting:
This Proxy Statement and our Annual Report are available free of charge at www.proxyvote.com.

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Aziyo Biologics, Inc.
12510 Prosperity Drive, Suite 370
Silver Spring, Maryland 20904
PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 7, 2022
This proxy statement (the “Proxy Statement”) and our annual report for the fiscal year ended December 31, 2021 (the “Annual Report” and, together with the Proxy Statement, the “proxy materials”) are being furnished by and on behalf of the board of directors (the “Board” or the “Board of Directors”) of Aziyo Biologics, Inc. (the “Company,” “Aziyo,” “we,” “us,” or “our”), in connection with our 2022 annual meeting of stockholders (the “Annual Meeting”). This Notice of Annual Meeting and Proxy Statement are first being distributed or made available, as the case may be, on or about April 22, 2022.
GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
When and where will the Annual Meeting be held?
The Annual Meeting will be held on Tuesday, June 7, 2022 at 1:00 p.m., Eastern Time. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/AZYO2022 and entering your 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of stockholders as of the close of business on April 13, 2022 (the “Record Date”).
What are the purposes of the Annual Meeting?
The purpose of the Annual Meeting is to vote on the following items described in this Proxy Statement:
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Proposal No. 1: Election of the director nominees listed in this Proxy Statement.

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Proposal No. 2: Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2022.

Are there any matters to be voted on at the Annual Meeting that are not included in this Proxy Statement?
At the date this Proxy Statement went to press, we did not know of any matters to be properly presented at the Annual Meeting other than those referred to in this Proxy Statement. If other matters are properly presented at the meeting or any adjournment or postponement thereof for consideration, and you are a stockholder of record and have submitted a proxy card, the persons named in your proxy card will have the discretion to vote on those matters for you.
Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a paper copy of proxy materials?
The rules of the Securities Exchange Commissions (“SEC”) permit us to furnish proxy materials, including this Proxy Statement and the Annual Report, to our stockholders by providing access to such documents on the Internet instead of mailing printed copies. Stockholders will not receive paper copies of the proxy materials unless they request them. Instead, the Notice of Internet Availability of Proxy Materials (the “Notice and Access Card”) provides instructions on how to access and review on the Internet all of the proxy materials. The Notice and Access Card also instructs you as to how to authorize via the Internet or telephone your proxy to vote your shares according to your voting instructions. If you would like to receive a paper or email copy of our proxy materials, you should follow the instructions for requesting such materials described in the Notice and Access Card.
What does it mean if I receive more than one Notice and Access Card or more than one set of proxy materials?
It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each Notice and Access Card or set of proxy materials, please submit your proxy by phone, via the Internet, or, if you received printed copies of the proxy materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope.
Can I vote my shares by filling out and returning the Notice and Access Card?
No. The Notice and Access Card identifies the items to be voted on at the Annual Meeting, but you cannot vote by marking the Notice and Access Card and returning it. If you would like a paper proxy card, you should follow the instructions in the Notice and Access Card. The paper proxy card you will then receive will also provide instructions as to how to authorize via the Internet or telephone your proxy to vote your shares according to your voting instructions. Alternatively, you can mark the paper proxy card with how you would like your shares voted, sign the proxy card and return it in the envelope provided.
Who is entitled to vote at the Annual Meeting?
Holders of record of shares of our Class A common stock as of the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting and any continuation, postponement or adjournment thereof. At the close of business on the Record Date, there were 9,306,738 shares of our Class A common stock issued and outstanding and entitled to vote. Each share of our Class A common stock is entitled to one vote on any matter presented to stockholders at the Annual Meeting. You will need to obtain your own Internet access if you choose to attend the Annual Meeting online and/or vote over the Internet. Holders of our Class B common stock have no voting rights and are not considered present or entitled to vote or otherwise accounted for in connection with the Annual Meeting, including for quorum purposes. See “How many shares must be present to hold the Annual Meeting?”
To attend and participate in the Annual Meeting, you will need the 16-digit control number included in your Notice and Access Card, on your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date. The meeting webcast will begin promptly at 1:00 p.m., Eastern Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 12:45 p.m., Eastern Time, and you should allow ample time for the check-in procedures.
What is the difference between being a “record holder” and holding shares in “street name”?
A record holder (also called a “registered holder”) holds shares in his or her name. Shares held in “street name” means that shares are held in the name of a bank, broker or other nominee on the holder’s behalf.
What do I do if my shares are held in “street name”?
If your shares are held in a brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in “street name.” The Notice and Access Card or the proxy materials, if you elected to receive a hard copy, has been forwarded to you by your broker, bank or other nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other holder of record on how to vote your shares by following their instructions for voting. Please refer to information from your bank, broker or other nominee on how to submit your voting instructions.
How many shares must be present to hold the Annual Meeting?
A quorum must be present at the Annual Meeting for any business to be conducted. The holders of a majority in voting power of the Company’s capital stock issued and outstanding and entitled to vote, present electronically or represented by proxy constitutes a quorum. If you sign and return your paper proxy card or authorize a proxy to vote electronically or telephonically, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote as indicated in the proxy materials.
Broker non-votes will also be considered present for the purpose of determining whether there is a quorum for the Annual Meeting.
What are “broker non-votes”?
A “broker non-vote” occurs when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a proposal because (1) the broker has not received voting instructions from the stockholder who beneficially owns the shares and (2) the broker lacks the authority to vote the shares at their discretion. Proposal No. 1 is considered a non-discretionary matter, and a broker will lack the authority to vote uninstructed shares at their discretion on such proposal. Proposal No. 2 is considered a discretionary matter, and a broker will be permitted to exercise its discretion to vote uninstructed shares on this proposal.
What if a quorum is not present at the Annual Meeting?
If a quorum is not present or represented at the scheduled time of the Annual Meeting, (i) the chairperson of the Annual Meeting or (ii) a majority in voting power of the stockholders entitled to vote at the Annual Meeting, present electronically or represented by proxy, may adjourn the Annual Meeting until a quorum is present or represented.
How do I vote my shares without attending the Annual Meeting?
We recommend that stockholders vote by proxy even if they plan to attend the Annual Meeting and vote electronically. If you are a stockholder of record, there are three ways to vote by proxy:
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by Telephone — You can vote by telephone by calling 1-800-690-6903 and following the instructions on the proxy card;

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by Internet — You can vote over the Internet at www.proxyvote.com by following the instructions on the Internet Notice or proxy card; or

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by Mail — You can vote by mail by signing, dating and mailing the proxy card, which you may have received by mail.

Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern Time, on June 6, 2022.
If your shares are held in the name of a bank, broker or other holder of record, you will receive instructions on how to vote from the bank, broker or holder of record. You must follow the instructions of such bank, broker or holder of record in order for your shares to be voted.
How can I attend and vote at the Annual Meeting?
We will be hosting the Annual Meeting live via audio webcast. Any stockholder can attend the Annual Meeting live online at www.virtualshareholdermeeting.com/AZYO2022. If you were a holder of Class A common stock as of the Record Date, or you hold a valid proxy for the Annual Meeting, you can vote at the Annual Meeting. A summary of the information you need to attend the Annual Meeting online is provided below:

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Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com/AZYO2022.

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Assistance with questions regarding how to attend and participate via the Internet will be provided at www.virtualshareholdermeeting.com/AZYO2022 on the day of the Annual Meeting.

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Webcast starts at 1:00 p.m. Eastern Time.

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You will need your 16-Digit Control Number to enter the Annual Meeting.

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Stockholders may submit questions while attending the Annual Meeting via the Internet.

To attend and participate in the Annual Meeting, you will need the 16-digit control number included in your Notice and Access Card, on your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date.
What if during the check-in time or during the Annual Meeting I have technical difficulties or trouble accessing the virtual meeting website?
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting website during the check-in or meeting time, please call the technical support number that will be posted on the Annual Meeting login page.
How does the Board recommend that I vote?
The Board recommends that you vote:
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FOR the nominees to the Board set forth in this Proxy Statement.

•
FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2022.

How many votes are required to approve each proposal?
The table below summarizes the proposals that will be voted on, the vote required to approve each item and how votes are counted:
Proposal	Votes Required	Voting Options	Impact of “Withhold” or “Abstain” Votes	Broker Discretionary Voting Allowed
Proposal No. 1: Election of Directors	The plurality of the votes cast. This means that the two nominees receiving the highest number of affirmative “FOR” votes will be elected as Class II directors.	“FOR ALL” “WITHHOLD ALL” “FOR ALL EXCEPT”	None(1)	No(3)
Proposal No. 2: Ratification of Appointment of Independent Registered Public Accounting Firm	The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the Annual Meeting by the holders entitled to vote thereon.	“FOR” “AGAINST” “ABSTAIN”	None(2)	Yes(4)

(1)
Votes that are “withheld” will have the same effect as an abstention and will not count as a vote “FOR” or “AGAINST” a director, because directors are elected by plurality voting.

(2)
A vote marked as an “Abstention” is not considered a vote cast and will, therefore, not affect the outcome of this proposal.

(3)
As this proposal is not considered a discretionary matter, brokers lack authority to exercise their discretion to vote uninstructed shares on this proposal.

(4)
As this proposal is considered a discretionary matter, brokers are permitted to exercise their discretion to vote uninstructed shares on this proposal.

What if I do not specify how my shares are to be voted?
If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board. The Board’s recommendations are set forth above, as well as with the description of each proposal in this Proxy Statement.
Who will count the votes?
Representatives of Broadridge Investor Communications Services (“Broadridge”) will tabulate the votes, and a representative of Broadridge will act as inspector of election.
Can I revoke or change my vote after I submit my proxy?
Yes. Whether you have voted by Internet, telephone or mail, if you are a stockholder of record, you may change your vote and revoke your proxy by:
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sending a written statement to that effect to the attention of our Secretary at our corporate offices, provided such statement is received no later than June 4, 2022;

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voting again by Internet or telephone at a later time before the closing of those voting facilities at 11:59 p.m., Eastern Time, on June 6, 2022;

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submitting a properly signed proxy card with a later date that is received no later than June 6, 2022; or

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attending the Annual Meeting, revoking your proxy and voting again.

If you hold shares in street name, you may submit new voting instructions by contacting your bank, broker or other nominee. You may also change your vote or revoke your proxy in person at the Annual Meeting if you obtain a signed proxy from the record holder (broker, bank or other nominee) giving you the right to vote the shares.
Your most recent proxy card or telephone or Internet proxy is the one that is counted. Your attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Company before your proxy is voted or you vote in person at the Annual Meeting.
Who will pay for the cost of this proxy solicitation?
We will pay the cost of soliciting proxies. Proxies may be solicited on our behalf by directors, officers or employees (for no additional compensation) in person or by telephone, electronic transmission and facsimile transmission. Brokers and other nominees will be requested to solicit proxies or authorizations from beneficial owners and will be reimbursed for their reasonable expenses.
Why hold a virtual meeting?
We wish to provide expanded access, improved communication and cost savings for our stockholders and the Company while providing stockholders the same rights and opportunities to participate as they would have at an in-person meeting. Furthermore, as part of our effort to maintain a safe and healthy environment for our directors, members of management and stockholders who wish to attend the Annual Meeting, we believe that hosting a virtual meeting is in the best interest of the Company and its stockholders and enables increased stockholder attendance and participation because stockholders can participate from any location around the world.

Will I be able to ask questions at the Annual Meeting?
As part of the Annual Meeting, we will hold a live Q&A session, during which we intend to answer appropriate questions submitted during the meeting and that relate to the matters to be voted on. We intend to reserve up to 10 minutes before the closing of the polls to address questions submitted. Only stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “How can I attend and vote at the Annual Meeting?” will be able to submit questions during the Annual Meeting. Additionally, our Annual Meeting will follow “Rules of Conduct,” which will be available on our Annual Meeting webpage for stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”). Under these Rules of Conduct, a stockholder may ask up to two questions, and we will not address questions that are, among other things:
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irrelevant to the business of the Company or to the business of the Annual Meeting;

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related to the status or conduct of our clinical trials beyond that which is contained in our prior public disclosures;

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related to material non-public information of the Company;

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related to personal grievances;

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derogatory references to individuals or that are otherwise in bad taste;

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substantially repetitious of statements already made by another stockholder;

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in furtherance of the stockholder’s personal or business interests; or

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out of order or not otherwise suitable for the conduct of the Annual Meeting as determined by the Chair of the Annual Meeting or the Secretary in their reasonable judgment.

Additional information regarding the Q&A session will be available in the “Rules of Conduct” available on the Annual Meeting webpage for stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “How can I attend and vote at the Annual Meeting?”.

PROPOSAL NO. 1 ELECTION OF DIRECTORS
Board Size and Structure
Our restated certificate of incorporation as currently in effect (“Certificate of Incorporation”) provides that the number of directors shall be established from time to time by our Board of Directors. Our Board of Directors has fixed the number of directors at six, and we currently have six directors serving on the Board.
Our Certificate of Incorporation provides that the Board be divided into three classes, designated as Class I, Class II and Class III. Each class should consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board. Each class of directors must stand for re-election no later than the third annual meeting of stockholders subsequent to their initial appointment or election to the Board, and the directors initially assigned to each class serve for a term set to end as set forth below. The term of each director continues until the election and qualification of his or her successor and is subject to his or her earlier death, resignation or removal. Generally, vacancies or newly created directorships on the Board will be filled only by vote of a majority of the directors then in office and will not be filled by the stockholders, unless the Board determines by resolution that any such vacancy or newly created directorship will be filled by the stockholders. A director appointed by the Board to fill a vacancy will hold office until the next election of the class for which such director was chosen, subject to the election and qualification of his or her successor and his or her earlier death, resignation or removal.
Current Directors and Terms
Our current directors and their respective classes and terms are set forth below.
Class II Director — Current Term Ending at 2022 Annual Meeting	Class III Director — Current Term Ending at 2023 Annual Meeting	Class I Director — Current Term Ending at 2024 Annual Meeting
Brigid A. Makes C. Randal Mills, Ph.D.	Ronald Lloyd Kevin Rakin	Maybelle Jordan W. Matthew Zuga
Nominees for Director
Ms. Makes and Dr. Mills have been nominated by the Board to stand for election. As the directors assigned to Class II, Ms. Makes and Dr. Mills’ current terms of service will expire at the Annual Meeting. If elected by the stockholders at the Annual Meeting, Ms. Makes and Dr. Mills will each serve for a term expiring at the annual meeting to be held in 2025 (the “2025 Annual Meeting”) and the election and qualification of his or her successor or until his or her earlier death, resignation or removal.
Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve. If, however, prior to the Annual Meeting, the Board of Directors should learn that any nominee will be unable to serve for any reason, the proxies that otherwise would have been voted for this nominee will be voted for a substitute nominee as selected by the Board. Alternatively, the proxies, at the Board’s discretion, may be voted for that fewer number of nominees as results from the inability of any nominee to serve. The Board has no reason to believe that any of the nominees will be unable to serve.
Information About Board Nominees and Continuing Directors
The following pages contain certain biographical information as of April 22, 2022 for each nominee for director and each director whose term as a director will continue after the Annual Meeting, including all positions he or she holds, his or her principal occupation and business experience for the past five years, and the names of other publicly-held companies of which the director or nominee currently serves as a director or has served as a director during the past five years.
We believe that all of our directors and nominees display: personal and professional integrity; satisfactory levels of education and/or business experience; broad-based business acumen; an appropriate level of understanding of our business and its industry and other industries relevant to our business; the ability and willingness to devote adequate time to the work of our Board of Directors and its committees; skills and personality that complement those of our other directors that helps build a board that is effective, collegial and responsive to the needs of our Company; strategic thinking and a willingness to share ideas; a diversity of experiences, expertise and background; and the ability to represent the interests of all of our stockholders. The information presented below regarding each nominee and continuing director also sets forth specific experience, qualifications, attributes and skills that led our Board of Directors to the conclusion that such individual should serve as a director in light of our business and structure.
Nominees for Election to Three-Year Terms Expiring No Later than the 2025 Annual Meeting
Class II Directors	Age	Director Since	Current Position at Aziyo
Brigid A. Makes	66	2020	Director
C. Randal Mills	50	2015	Director
Brigid A. Makes has served as a member of our Board of Directors since September 2020. Ms. Makes has served as part-time Chief Financial Officer of Nano Precision Medical, Inc., a privately-held biopharmaceutical company, since February 2022. Ms. Makes has also served as an independent consultant for medical device and healthcare companies since July 2017, specifically advising on finance, accounting and funding responsibilities. From September 2011 to July 2017, Ms. Makes served as Senior Vice President and Chief Financial Officer of Miramar Labs, Inc., a biotechnology company focused on aesthetics and dermatology. From 2006 to 2011, Ms. Makes served as Senior Vice President and Chief Financial Officer of AGA Medical Corp (“AGA”), a medical device company developing interventional devices for the minimally invasive treatment of structural heart defects and peripheral vascular disorders. Prior to joining AGA, Ms. Makes held various positions at Nektar Therapeutics Inc. from 1999 to 2006, including serving as Chief Financial Officer. Since December 2019, Ms. Makes has also been a member of the board of directors of Mind Medicine (MindMed) Inc., a publicly traded neuro-pharmaceutical company, where Ms. Makes serves on the Audit Committee, the Compensation Committee and the Nominating/Governance Committee. Since June 2021, Ms. Makes has also been a member of the board of directors of Quantum-Si (Quantum-Si) Inc., a publicly traded life science company, where Ms. Makes serves on the Audit Committee. Ms. Makes holds an M.B.A. from Bentley University and a Bachelor of Commerce degree in Finance & International Business from McGill University. We believe Ms. Makes’ extensive management and leadership experience with biotechnology companies and knowledge and experience in finance make her well qualified to serve as a member of our Board of Directors. In addition to these skills and qualifications, the Board also considered Ms. Makes’ gender diversity in connection with her appointment and the Board’s objectives of assembling the best qualified group to perform the oversight function of the Board.
C. Randal Mills, Ph.D. has served as a member of our Board of Directors since November 2015. Since July 2020, Dr. Mills has served as Chief Executive Officer and as a member of the board of trustees of Sanford Burnham Prebys Medical Discovery Institute, a non-profit medical research institute. Dr. Mills served as Chief Executive Officer of the National Marrow Donor Program, a nonprofit international organization that provides bone marrow for transplantation, from July 2017 to February 2020. From May 2014 to July 2017, Dr. Mills served as Chief Executive Officer of the California Institute for Regenerative Medicine, which was created to fund stem cell research in California. Dr. Mills also served as Chief Executive Officer of Osiris Therapeutics, Inc., a publicly traded regenerative medicine company, from June 2004 to December 2013. Prior to and during the last five years, Dr. Mills has served on the board of directors of various non-profit organizations, including Be The Match Foundation from July 2017 to February 2020, Tissue Banks International (“TBI”) (now KeraLink International (“KeraLink”)), from August 2007 to December 2019, and the Alliance for Regenerative Medicine, an international community of organizations focused on regenerative medicine, from January 2014 to January 2016. Dr. Mills holds a Ph.D. in Pharmaceutical Science and a B.S. in Microbiology from the University of Florida. We believe Dr. Mills’ extensive management and leadership experience in medical and healthcare organizations, including in the regenerative medicine context, make him well qualified to serve as a member of our Board of Directors.

Class III Directors Whose Terms Expire at the 2023 Annual Meeting of Stockholders
Class III Directors	Age	Director Since	Current Position at Aziyo
Ronald Lloyd	61	2018	President, Chief Executive Officer, Director
Kevin Rakin	61	2015	Chairman
Ronald Lloyd has served as our President and Chief Executive Officer and as a member of our Board of Directors since June 2018. Prior to joining Aziyo, Mr. Lloyd served as Executive Vice President and President of Hospital Therapies of Mallinckrodt Pharmaceuticals, a publicly traded global pharmaceuticals company, from January 2016 to May 2018, where Mr. Lloyd reorganized the hospital business structure and completed four business development transactions. Mr. Lloyd also served as President of Immunology at Baxter International Inc. (“Baxter”), a publicly traded healthcare company, from April 2003 to December 2015, where Mr. Lloyd developed and implemented strategies to build the plasma business, the U.S. bioscience business and the regenerative medicine business. Mr. Lloyd holds a Master of Science in Industrial Administration from Carnegie Mellon University and a B.A. in Management Science from Westminster College. We believe Mr. Lloyd’s extensive management and leadership experience in pharmaceutical and healthcare companies make him well qualified to serve as a member of our Board of Directors.
Kevin Rakin has served as our chairman and a member of our Board of Directors since November 2015. Mr. Rakin is the Co-founder of HighCape Partners, an investment fund and affiliate of Aziyo, and has been a general partner in HighCape Partners since 2013. Additionally, Mr. Rakin served as Chief Executive Officer and a board member of HighCape Capital Acquisition Corp. (“HighCape Acquisition”), a publicly traded affiliate of HighCape Partners, from June 2020 to June 2021, at which time HighCape Acquisition merged with Quantum-Si, where Mr. Rakin has served as a member of the board of directors since 2021. Mr. Rakin has also been a member of the board of directors of Nyxoah S.A., a publicly traded medical device company, since 2016, where he serves on the Audit Committee and Oramed Pharmaceuticals Inc., a publicly traded pharmaceutical company, since 2014, where he serves on the Audit and Compensation Committees. From 2012 to 2019, Mr. Rakin also served on the board of directors of Histogenics Corp., a publicly traded biopharmaceutical company, where Mr. Rakin served on the Audit and Compensation Committees. Mr. Rakin holds an M.B.A. from Columbia University and B.Com and B.Com (Hons) degrees from the University of Cape Town, South Africa. We believe Mr. Rakin’s extensive knowledge and experience in finance and leadership in healthcare and life sciences companies, including in the public company context, make him well qualified to serve as a member of our Board of Directors.
Class I Directors Whose Terms Expire at the 2024 Annual Meeting of Stockholders
Class I Directors	Age	Director Since	Current Position at Aziyo
Maybelle Jordan	56	2020	Director
W. Matthew Zuga	56	2015	Director
Maybelle Jordan has served as a member of our Board of Directors since September 2020. Ms. Jordan has served as Chief Strategy Officer for Deerfield Device Design and Development Catalyst, a medical technology incubator, since January 2021. Ms. Jordan previously served as Vice President of Business Development of Biomerix Corporation, a biomaterials company focused on scaffold technology in the medical technology industry, from 2011 until 2021, and served as Chief Operating Officer for Biomerix from 2003 to 2011. Ms. Jordan also co-founded and served as President and Chief Executive Officer of MTrap Inc., a clinical-stage biomaterials company developing a cancer therapeutic device for treatment of advanced ovarian cancer, from 2015 to 2019. Ms. Jordan holds an M.B.A. from Harvard University and a B.S. in Biology from Yale University. We believe Ms. Jordan’s extensive management and leadership experience with companies in the medical technology and life sciences industries make her well qualified to serve as a member of our Board of Directors. In addition to these qualifications and relevant experience, the Board also considered Ms. Jordan’s gender diversity in connection with her appointment and the Board’s objectives of assembling the best qualified group to perform the oversight function of the Board.
W. Matthew Zuga has served as a member of our Board of Directors since November 2015. Mr. Zuga has served as Chief Financial Officer and Chief Business Officer of Acumen Pharmaceuticals, Inc., a publicly traded biotechnology company, since May 2021. Since October 2013, Mr. Zuga has been a Co-founder and general partner of HighCape Partners, an investment fund and affiliate of Aziyo. Additionally, Mr. Zuga served as Chief Financial Officer and Chief Operating Officer and board member of HighCape Acquisition, from June 2020 to June 2021. From August 2012 to September 2013, Mr. Zuga was a managing director of SyngentaVentures Pte Ltd, an investment vehicle of Syngenta Corp. He was also the founder and managing member of Red Abbey, an investment company, from January 2004 to August 2012. Prior to Red Abbey, Mr. Zuga was a managing director and the head of life sciences investment banking at Legg Mason from 1999 to 2003. During the last five years, Mr. Zuga also served on the board of directors of TELA Bio, Inc., a publicly traded life sciences company, where Mr. Zuga served on the Compensation Committee. Mr. Zuga holds an M.B.A. from the Kenan-Flagler Business School at the University of North Carolina at Chapel Hill and a B.S. in Business Administration/Finance from Ohio State University. We believe Mr. Zuga’s extensive experience in the life sciences industry, his network of contacts in the industry and his background in investing and investment banking make him well qualified to serve as a member of our Board of Directors.
Board Recommendation
The Board of Directors unanimously recommends a vote FOR the election of each of Brigid A. Makes and C. Randal Mills as a Class II director to hold office until the 2025 Annual Meeting and until his or her successor has been duly elected and qualified.

PROPOSAL NO. 2 RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
Appointment of Independent Registered Public Accounting Firm
The audit committee appoints our independent registered public accounting firm. In this regard, the audit committee evaluates the qualifications, performance and independence of our independent registered public accounting firm and determines whether to re-engage our current firm. As part of its evaluation, the audit committee considers, among other factors, the quality and efficiency of the services provided by the firm, including the performance, technical expertise, industry knowledge and experience of the lead audit partner and the audit team assigned to our account; the overall strength and reputation of the firm; the firm’s global capabilities relative to our business; and the firm’s knowledge of our operations. PricewaterhouseCoopers LLP has served as our independent registered public accounting firm since 2015. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors and providing audit and permissible non-audit related services. Upon consideration of these and other factors, the audit committee has appointed PricewaterhouseCoopers LLP to serve as our independent registered public accounting firm for the year ending December 31, 2022.
Although ratification is not required by our by-laws or otherwise, the Board is submitting the selection of PricewaterhouseCoopers LLP to our stockholders for ratification because we value our stockholders’ views on the Company’s independent registered public accounting firm and it is a good corporate governance practice. If our stockholders do not ratify the selection, it will be considered as notice to the Board and the audit committee to consider the selection of a different firm. Even if the selection is ratified, the audit committee, in its discretion, may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.
Representatives of PricewaterhouseCoopers LLP are expected to attend the Annual Meeting and to have an opportunity to make a statement and be available to respond to appropriate questions from stockholders.
Audit, Audit-Related, Tax and All Other Fees
The following table sets forth the fees of PricewaterhouseCoopers LLP, our independent registered public accounting firm, billed to Aziyo in each of the last two fiscal years.
	Year Ended December 31,
	2021	2020
Audit Fees	$635,000	$1,759,638
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total	$635,000	$1,759,638
Audit Fees consisted of fees related to the audit of our annual consolidated financial statements; the review of our quarterly consolidated financial statements; comfort letters, consents, and assistance with and review of documents filed with the SEC; offering memoranda, and financial reporting consultation; and research work billed as audit fees or necessary to comply with the standards of the Public Company Accounting Oversight Board.
Pre-Approval Policies and Procedures
The formal written charter for our audit committee requires that the audit committee pre-approve all audit services to be provided to us, whether provided by our principal auditor or other firms, and all other services (review, attest and non-audit) to be provided to us by our independent registered public accounting firm, other than de minimis non-audit services approved in accordance with applicable SEC rules.

The audit committee has adopted a policy (the “Pre-Approval Policy”) that sets forth the procedures and conditions pursuant to which audit and non-audit services proposed to be performed by our independent registered public accounting firm may be pre-approved. The Pre-Approval Policy generally provides that the audit committee will not engage an independent registered public accounting firm to render any audit, audit-related, tax or permissible non-audit service unless the service is either (i) explicitly approved by the audit committee (“specific pre-approval”) or (ii) entered into pursuant to the pre-approval policies and procedures described in the Pre-Approval Policy (“general pre-approval”). Unless a type of service to be provided by our independent registered public accounting firm has received general pre-approval under the Pre-Approval Policy, it requires specific pre-approval by the audit committee or by a designated member of the audit committee to whom the committee has delegated the authority to grant pre-approvals. Any member of the audit committee to whom the committee delegates authority to make pre-approval decisions must report any such pre-approval decisions to the audit committee at its next scheduled meeting. If circumstances arise where it becomes necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval categories or above the pre-approved amounts, the audit committee requires pre-approval for such additional services or such additional amounts. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval. For both types of pre-approval, the audit committee will consider whether such services are consistent with the SEC’s rules on auditor independence.
On an annual basis, the audit committee reviews and generally pre-approves the services (and related fee levels or budgeted amounts) that may be provided by our independent registered accounting firm without first obtaining specific pre-approval from the audit committee. The audit committee may revise the list of general pre-approved services from time to time, based on subsequent determinations.
The above-described services provided to us by PricewaterhouseCoopers LLP prior to our initial public offering (the “IPO”) were provided under engagements entered into prior to our adoption of our pre-approval policies and, following our IPO, in accordance with such policies.
Board Recommendation
The Board of Directors unanimously recommends a vote FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.
Audit Committee Report
The audit committee operates pursuant to a charter which is reviewed annually by the audit committee. Additionally, a brief description of the primary responsibilities of the audit committee is included in this Proxy Statement under the discussion of “Corporate Governance — Audit Committee.” Under the audit committee charter, management is responsible for the preparation, presentation and integrity of the Company’s financial statements, the appropriateness of accounting principles and financial reporting policies and for establishing and maintaining our internal control over financial reporting. The independent registered public accounting firm is responsible for auditing our financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States.
In the performance of its oversight function, the audit committee reviewed and discussed with management and PricewaterhouseCoopers LLP, as the Company’s independent registered public accounting firm, the Company’s audited financial statements for the fiscal year ended December 31, 2021. The audit committee also discussed with the Company’s independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC. In addition, the audit committee received and reviewed the written disclosures and the letters from the Company’s independent registered public accounting firm required by applicable requirements of the PCAOB, regarding such independent registered public accounting firm’s communications with the audit committee concerning independence, and discussed with the Company’s independent registered public accounting firm their independence from the Company.
Based upon the review and discussions described in the preceding paragraph, the audit committee recommended to the Board that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2021 filed with the SEC.

Submitted by the Audit Committee of the Company’s Board of Directors:
Brigid A. Makes (Chair)
C. Randal Mills
Maybelle Jordan

EXECUTIVE OFFICERS
The table below identifies and sets forth certain biographical and other information regarding our executive officers as of April 22, 2022. There are no family relationships among any of our executive officers or directors.
Executive Officer	Age	Position	In Current Position Since
Ronald Lloyd	61	President, Chief Executive Officer and Director	2018
Matthew Ferguson	54	Chief Financial Officer	2020
Peter Edwards	60	General Counsel	2021
Thomas Englese	48	Chief Commercial Officer	2019
Jerome Riebman, M.D.	68	Chief Medical Officer	2020
Darryl Roberts, Ph.D.	60	Executive Vice President, Operations and Product Development	2016
See page 9 of this Proxy Statement for the biography of Ronald Lloyd.
Matthew Ferguson has served as our Chief Financial Officer since September 2020. Prior to joining Aziyo, Mr. Ferguson served as Chief Financial Officer for Bossa Nova Robotics, a privately held robotics company serving major retailers, from September 2018 to July 2020. From January 2011 to August 2018, Mr. Ferguson held various management positions, including Chief Financial Officer, Chief Business Officer and Co-President, at Avinger, Inc., a publicly traded cardiovascular medical device company. From 2009 to 2010, Mr. Ferguson served as Chief Financial Officer at Tethys Bioscience, a provider of molecular diagnostic tests for cardiometabolic conditions. From 2008 to 2009, Mr. Ferguson served as the Chief Financial Officer at Proteolix, a biotechnology company developing treatments for cancer and autoimmune diseases. Mr. Ferguson also served as the Chief Financial Officer and Vice President of Finance and Business Development at FoxHollow Technologies, a publicly traded medical device company, from 2002 through its merger with ev3 in 2007. Mr. Ferguson holds an M.B.A. from the University of California at Berkeley, an M.S. in Mechanical Engineering from the University of Pennsylvania and a B.S. in Civil Engineering from Stanford University.
Peter Edwards has served as our General Counsel since August 2021. Prior to joining Aziyo, Mr. Edwards served as a consultant from February 2019 to August 2021. From January 2017 to January 2019, Mr. Edwards served as Executive Vice President and General Counsel of Celanese Corporation, a publicly traded global specialty materials company. From June 2015 until its merger with Shire plc in July 2016, Mr. Edwards was Executive Vice President and General Counsel of Baxalta Incorporated, a publicly traded biopharmaceutical spin-off from Baxter. From July 2013 to June 2015, Mr. Edwards was Senior Vice President and General Counsel of the publicly traded specialty pharmaceuticals company, Mallinckrodt plc and served as its Vice President and General Counsel from May 2010 leading to its spin-off from Covidien plc in June of 2013. From June 2007 until April 2010, Mr. Edwards served as Executive Vice President and General Counsel for Solvay Pharmaceuticals in Brussels, Belgium. Mr. Edwards holds a J.D. and B.A. in German from Brigham Young University.
Thomas Englese has served as our Chief Commercial Officer since July 2019. Prior to joining Aziyo, Mr. Englese served as General Manager of North America Hospital Therapies for Mallinckrodt Pharmaceuticals, a publicly traded pharmaceutical company, from April 2015 to July 2019, where Mr. Englese was responsible for the overall profit and loss management. Mr. Englese also served as Vice President Customer Operations from October 2008 to March 2015 for Ikaria, Inc., which was acquired by Mallinckrodt Pharmaceuticals in 2015, and was a member of the Business Development and Transaction team. From 2002 to 2008, Mr. Englese served as Senior Director of Business Operations at Baxter, a publicly traded healthcare company. Mr. Englese holds an M.B.A. from Pennsylvania State University and a B.S. in Marketing from Villanova University.
Jerome Riebman, M.D. has served as our Chief Medical Officer since January 2020. Prior to joining Aziyo, Dr. Riebman served as lead to the U.S. Medical Heart Failure Program and the New Product

Development team for Amgen Pharmaceuticals, Inc. (“Amgen”), a publicly traded biotechnology company, from 2018 to 2020 and Director of External Relations and Advocacy for Amgen in 2018. Dr. Riebman also served as Lead Medical Director of Cardiovascular for Novartis Pharmaceuticals Corporation, a publicly traded pharmaceutical and healthcare company, from 2014 to 2018, where Dr. Riebman developed and marketed Heart Failure products in the Cardiovascular Therapeutic Area and developed and managed various studies for a heart failure clinical trials program. In 2003, Dr. Riebman co-founded Bay Innovation Group, LLC, an emerging medical device incubator, where he currently serves as Director of Scientific and Medical Affairs. He is also Board certified in Thoracic Surgery. Dr. Riebman holds an M.D. from Temple University School of Medicine and a B.A. and an M.A. in Biology from Temple University.
Darryl Roberts, Ph.D. has served as our Executive Vice President and General Manager of the Musculoskeletal Product division from May 2016 to June 2020 and as our Executive Vice President, Operations and Product Development since July 2020. Prior to joining Aziyo, from 2013 to 2015, Dr. Roberts was Senior Vice President of Operations at TELA Bio, Inc., a biotechnology company, when the company gained regulatory clearance for a novel sterilization technique for tissue matrix. From 2007 to 2013, Dr. Roberts was a senior management team member for LifeCell Corp., a publicly traded company that developed and marketed tissue repair products, which was purchased by Kinetic Concepts, Inc. Dr. Roberts’ prior experience also includes various roles at Johnson & Johnson, where he was involved in the development and launch of several pharmaceutical and medical device products. Dr. Roberts holds a Ph.D. and a B.S. in Chemistry from the University of Alabama.

CORPORATE GOVERNANCE
Corporate Governance Guidelines
Our Board of Directors has adopted Corporate Governance Guidelines. A copy of these Corporate Governance Guidelines can be found in the “Governance” section of the “Investors” page of our website located at www.aziyo.com, or by writing to our Secretary at our offices at 12510 Prosperity Drive, Suite 370, Silver Spring, Maryland 20904. Among the topics addressed in our Corporate Governance Guidelines are:

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Board size, independence and qualifications

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Executive sessions of independent directors

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Board leadership structure

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Selection of new directors

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Director orientation and continuing education

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Limits on board service

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Change of principal occupation

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Term limits

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Director responsibilities

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Director compensation

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Stock ownership

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Board access to senior management

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Board access to independent advisors

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Board self-evaluations

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Board meetings

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Meeting attendance by directors and non-directors

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Meeting materials

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Board committees, responsibilities and independence

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Succession planning

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Risk management

Board Leadership Structure
Our Corporate Governance Guidelines provide our Board of Directors with flexibility to combine or separate the positions of Chairperson of the Board and Chief Executive Officer in accordance with its determination that utilizing one or the other structure would be in the best interests of the Company and its stockholders. If the Chairperson of the Board is a member of management or does not otherwise qualify as independent, our Corporate Governance Guidelines provide for the appointment by the independent directors of a lead independent director (the “Lead Director”). The Lead Director’s responsibilities include, but are not limited to: presiding over all Board meetings at which the Chairperson of the Board is not present, including any executive sessions of the independent directors; approving Board meeting schedules and agendas; and acting as the liaison between the independent directors on the one hand and the Chief Executive Officer and Chairperson of the Board on the other. Our Corporate Governance Guidelines provide that, at such times as the Chairperson of the Board qualifies as independent, the Chairperson of the Board will serve as Lead Director.
The positions of our Chair of the Board and our Chief Executive Officer and President are currently served by two separate persons. Mr. Rakin serves as Chairman of the Board, and Mr. Lloyd serves as our Chief Executive Officer and President. In his capacity as the independent Chairman of the Board, Mr. Rakin performs the functions of the Lead Director.
The Board believes that our current leadership structure of Chief Executive Officer and President, and Chair of the Board being held by two separate individuals is in the best interests of the Company and its stockholders and strikes the appropriate balance between the Chief Executive Officer and President’s responsibility for the strategic direction, day-to day-leadership and performance of our Company and the Chair of the Board’s responsibility to guide overall strategic direction of our Company and provide oversight of our corporate governance and guidance to our Chief Executive Officer and President and to set the agenda for and preside over Board meetings. We recognize that different leadership structures may be appropriate for companies in different situations and believe that no one structure is suitable for all companies. Accordingly the Board will continue to periodically review our leadership structure and make such changes in the future as it deems appropriate and in the best interests of the Company and its stockholders.

Controlled Company Exemption
Affiliates of HighCape Partners control a majority of our outstanding Class A common stock. As a result, we qualify as a “controlled company” within the meaning of Nasdaq’s corporate governance standards. A company of which more than 50% of the voting power for the election of directors is held by an individual, a group or another company is a “controlled company” within the meaning of Nasdaq’s rules and may elect not to comply with certain corporate governance requirements of Nasdaq, including, among others:
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the requirement that a majority of our board of directors consist of independent directors;

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the requirement that we have a compensation committee that is comprised entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities;

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the requirement that we have a nominating and corporate governance committee that is comprised entirely of independent directors; and

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the requirement for an annual performance evaluation of the nominating and corporate governance and compensation committees.

For so long as we remain a controlled company, we may at any time and from time to time, utilize any or all of these exemptions. We currently avail ourselves of several of these corporate governance exemptions and do not have a majority of independent directors serving on our Board of Directors and do not have a compensation committee or a nominating and corporate governance committee composed entirely of independent directors.
Director Independence
Under our Corporate Governance Guidelines and the applicable Nasdaq Stock Market LLC (“Nasdaq”) rules (the “Nasdaq Rules”), a director is not independent unless the Board affirmatively determines that he or she does not have a relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities as a director. In addition, the director must not be precluded from qualifying as independent under the per se bars set forth by the Nasdaq Rules.
Our Board has undertaken a review of its composition, the composition of its committees and the independence of our directors and considered whether any director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our Board of Directors has determined that none of Maybelle Jordan, Brigid A. Makes and C. Randal Mills, representing three of our six directors, has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors qualifies as “independent” as that term is defined under the Nasdaq Rules. In making this determination, our Board of Directors considered the relationships that each non-employee director has with us and all other facts and circumstances our Board of Directors deemed relevant in determining their independence, including the director’s beneficial ownership of our common stock and the relationships of our non-employee directors with certain of our significant stockholders.
Board Committees
Our Board of Directors has three standing committees: an audit committee, a compensation committee and a nominating and corporate governance committee, each of which has the composition and the responsibilities described below. In addition, from time to time, special committees may be established under the direction of our Board when necessary to address specific issues. Each of the audit committee, the compensation committee and the nominating and corporate governance committee operates under a written charter.

Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Maybelle Jordan	X	X	X
Brigid A. Makes	Chair	—	Chair
C. Randal Mills	X	Chair	—
Kevin Rakin	—	X	—
W. Matthew Zuga	—	—	X
Audit Committee
Our audit committee is responsible for, among other things:
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appointing, approving the compensation of, and assessing and overseeing the independence of, our registered public accounting firm;

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overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of reports and other communications from such firm;

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reviewing and discussing with management and our independent registered public accounting firm our audited financial statements and quarterly financial statements;

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considering whether to recommend to the Board that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K;

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coordinating our Board’s oversight of our internal control over financial reporting, disclosure controls and procedures and code of business conduct and ethics;

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discussing our risk assessment and management policies;

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meeting independently with our internal auditing staff, if any, independent registered public accounting firm and management;

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reviewing on a periodic basis our investment policies or guidelines;

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reviewing and approving or ratifying any related person transactions and reviewing the related policies and procedures;

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pre-approving all audit and non-audit services provided to us by our independent auditor (other than those provided pursuant to appropriate pre-approval policies established by the committee or exempt from such requirement under SEC rules);

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establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters, and for the confidential and anonymous submission by our employees of concerns regarding questionable accounting or auditing matters; and

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preparing the audit committee report required by SEC rules.

Our audit committee currently consists Brigid A. Makes, C. Randal Mills and Maybelle Jordan, with Ms. Makes serving as chair. All members of our audit committee meet the requirements for financial literacy under the applicable Nasdaq Rules and regulations. Our Board of Directors has affirmatively determined that each of Ms. Makes, Dr. Mills and Ms. Jordan qualifies as “independent” under Nasdaq’s additional standards applicable to audit committee members and Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) applicable audit committee members. In addition, our Board of Directors has determined that Ms. Makes qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K and has the requisite financial sophistication as defined under the applicable Nasdaq Rules.

Compensation Committee
Our compensation committee is responsible for, among other things:
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reviewing and approving, or recommending for approval by the Board, the compensation of our Chief Executive Officer and our other executive officers;

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periodically reviewing and approving new compensation and employee benefit plans and reviewing and approving changes to existing compensation and employee benefit plans, in each case that are not subject to stockholder approval or approval of the Board;

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overseeing and administering our cash and equity incentive plans;

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periodically reviewing and making recommendations to our Board with respect to director compensation;

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reviewing and discussing annually with management our “Compensation Discussion and Analysis,” to the extent required; and

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preparing and approving the annual compensation committee report required by SEC rules, to the extent required.

Our compensation committee currently consists of Maybelle Jordan, C. Randal Mills and Kevin Rakin, with Dr. Mills serving as chair. Our Board of Directors has determined that each of Ms. Jordan and Dr. Mills qualifies as “independent” under Nasdaq’s additional standards applicable to compensation committee members and is a “non-employee director” as defined in Section 16b-3 of the Exchange Act. Mr. Rakin has not been determined to qualify as “independent” under the Nasdaq Rules.
The compensation committee has the authority to retain or obtain the advice of compensation consultants, legal counsel and other advisors to assist in carrying out its responsibilities. Before selecting any such consultant, counsel or advisor, the compensation committee reviews and considers the independence of such consultant, counsel or advisor in accordance with applicable Nasdaq Rules. We must provide appropriate funding for payment of reasonable compensation to any advisor retained by the compensation committee.
Compensation Consultants
The compensation committee has the authority under its charter to retain outside consultants or advisors, as it deems necessary or advisable. During 2021, Radford, a part of Aon plc, was engaged as the independent outside compensation consultant to provide discrete advice solely relating to the employment agreement entered into with Mr. Edwards in August 2021. All compensation services provided by Radford during 2021 were conducted under the direction or authority of the compensation committee and were pre-approved by the Board and by the compensation committee, as applicable. The compensation committee evaluated whether any work provided by Radford raised any conflict of interest for services it performed during 2021 and determined that it did not.
Nominating and Corporate Governance Committee
Our nominating and corporate governance committee is responsible for, among other things:
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identifying individuals qualified to become members of our Board;

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recommending to our Board the persons to be nominated for election as directors at our annual meeting, recommending to our Board persons to be appointed to fill board vacancies and to serve on each committee of the Board;

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reviewing any director’s resignation in accordance with the Corporate Governance Guidelines and recommending whether the Board should accept such resignation;

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developing and recommending to our Board corporate governance guidelines, and reviewing and recommending to our Board proposed changes to our corporate governance guidelines from time to time;

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periodically reviewing the Board’s leadership structure and recommending any changes to the Board; and

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overseeing a periodic evaluation of our Board.

Our nominating and corporate governance committee currently consists of Maybelle Jordan, Brigid A. Makes and W. Matthew Zuga with Ms. Makes serving as chair. Our Board has determined that each of Ms. Makes and Ms. Jordan qualifies as “independent” under applicable Nasdaq Rules applicable to nominating and corporate governance committee members. Mr. Zuga has not been determined to qualify as “independent” under the Nasdaq Rules.
Board and Board Committee Meetings and Attendance
During the fiscal year ended December 31, 2021, there were 11 meetings of the Board of Directors, four meetings of the audit committee, two meetings of the compensation committee and two meetings of the nominating and corporate governance committee. During the fiscal year ended December 31, 2021, each director attended at least 75% of the aggregate of (i) all meetings of the Board of Directors and (ii) all meetings of the committees on which the director served during the period in which he or she served as a director.
Executive Sessions
Executive sessions, which are meetings of the non-management members of the Board, are regularly scheduled throughout the year. In addition, at least twice a year, the independent directors meet in a private session that excludes management and any non-independent directors. At each of these meetings, the non-management and independent directors in attendance, as applicable, determine which member will preside at such session.
Director Attendance at Annual Meeting of Stockholders
We do not have a formal policy regarding the attendance of our Board members at our annual meetings of stockholders, but we expect all directors to make every effort to attend any meeting of stockholders. All directors attended our annual meeting of stockholders held in 2021.
Director Nominations Process
The nominating and corporate governance committee is responsible for recommending candidates to serve on the Board and its committees. In considering whether to recommend any particular candidate to serve on the Board or its committees or for inclusion in the Board’s slate of recommended director nominees for election at the annual meeting of stockholders, the nominating and corporate governance committee considers the criteria set forth in our Corporate Governance Guidelines. Specifically, the nominating and corporate governance committee may take into account many factors, including, but not limited to: personal and professional integrity, ethics and values; experience in corporate management, such as serving as an officer or former officer of a publicly held company; strong finance experience; relevant social policy concerns; experience relevant to the Company’s industry; experience as a board member or executive officer of another publicly held company; relevant academic expertise or other proficiency in an area of the Company’s operations; diversity of expertise and experience in substantive matters pertaining to the Company’s business relative to other board members; diversity of background and perspective, including, but not limited to, with respect to age, gender, race, place of residence and specialized experience; practical and mature business judgment, including, but not limited to, the ability to make independent analytical inquiries; and any other relevant qualifications, attributes or skills. In determining whether to recommend a director for re-election, the nominating and corporate governance committee may also consider the director’s past attendance at meetings and participation in and contributions to the activities of the Board.
We consider diversity, such as gender, race, ethnicity and membership of underrepresented communities, among those meaningful factors in identifying and considering director nominees, but do not have a formal diversity policy. The Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that has the necessary tools to perform its oversight function effectively in light of the Company’s business and structure.

In identifying prospective director candidates, the nominating and corporate governance committee may seek referrals from other members of the Board, management, stockholders and other sources, including third party recommendations. The nominating and corporate governance committee also may, but need not, retain a search firm in order to assist it in identifying candidates to serve as directors of the Company. The nominating and corporate governance committee uses the same criteria for evaluating candidates regardless of the source of the referral or recommendation. When considering director candidates, the nominating and corporate governance committee seeks individuals with backgrounds and qualities that, when combined with those of our incumbent directors, provide a blend of skills and experience to further enhance the Board’s effectiveness. In connection with its annual recommendation of a slate of nominees, the nominating and corporate governance committee also may assess the contributions of those directors recommended for re-election in the context of the Board evaluation process and other perceived needs of the Board.
Ms. Makes and Dr. Mills were initially recommended to serve as members of our Board by certain of our pre-IPO investors. Each of the director nominees to be elected at the Annual Meeting was evaluated in accordance with our standard review process for director candidates in connection with their initial appointment and their nomination for election or re-election, as applicable, at the Annual Meeting.
When considering whether the directors and nominees have the experience, qualifications, attributes and skills, taken as a whole, to enable the Board to satisfy its oversight responsibilities effectively in light of our business and structure, the Board focused primarily on the information discussed in each of the board member’s biographical information set forth above. We believe that our directors provide an appropriate mix of experience and skills relevant to the size and nature of our business. This process resulted in the Board’s nomination of the incumbent directors named in this Proxy Statement and proposed for election by you at the Annual Meeting.
The nominating and corporate governance committee will consider director candidates recommended by stockholders, and such candidates will be considered and evaluated under the same criteria described above. Any recommendation submitted to the Company should be in writing and should include any supporting material the stockholder considers appropriate in support of that recommendation, but must include information that would be required under the rules of the SEC to be included in a proxy statement soliciting proxies for the election of such candidate and a written consent of the candidate to serve as one of our directors if elected and must otherwise comply with the requirements under our bylaws for stockholders to recommend director nominees. Stockholders wishing to propose a candidate for consideration may do so by submitting the above information to the attention of the Secretary, Aziyo Biologics, Inc., 12510 Prosperity Drive, Suite 370, Silver Spring, Maryland 20904. All recommendations for director nominations received by the Secretary that satisfy our by-law requirements relating to such director nominations will be presented to the nominating and corporate governance committee for its consideration. Stockholders also must satisfy the notification, timeliness, consent and information requirements set forth in our by-laws. These timing requirements are also described under the caption “Stockholder Proposals and Director Nominations.”
Board Diversity
The following Board Diversity Matrix presents our Board diversity statistics in accordance with Nasdaq Rule 5606, as self-disclosed by our directors. We note that the Board satisfies the objectives of Nasdaq Rule 5605(f)(3) by having at least one director who identifies as female and at least one director who identifies as a member of an Underrepresented Minority (as defined by Nasdaq Rules).

Board Diversity Matrix (As of April 22, 2022)
Total Number of Directors	6
	Female	Male	Non-Binary	Did not Disclose Gender
Directors	2	4	—	—
Demographic Background
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	1	—	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	—	5	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—
Did Not Disclose Demographic Background	—
Board Role in Risk Oversight
The Board of Directors has overall responsibility for risk oversight, including, as part of regular Board and committee meetings, general oversight of executives’ management of risks relevant to the Company. A fundamental part of risk oversight is not only understanding the material risks a company faces and the steps management is taking to manage those risks, but also understanding what level of risk is appropriate for the Company. The involvement of the Board of Directors in reviewing our business strategy is an integral aspect of the Board’s assessment of management’s tolerance for risk and its determination of what constitutes an appropriate level of risk for the Company. While the full Board has overall responsibility for risk oversight, it is supported in this function by its audit committee, compensation committee and nominating and corporate governance committee. Each of the committees regularly reports to the Board. During fiscal 2021, the Board of Directors and its committees devoted significant time and attention to risks related to the COVID-19 pandemic, including those related to the health and safety of our employees and customers, operational risks, and risks related to our balance sheet and liquidity. Management briefed the Board on the impact of and the Company’s response to the pandemic on numerous occasions. Such response included the implementation of protective measures and remote work options across all of our locations and various cost-saving measures in an effort to mitigate the impact of the pandemic. Additionally, since learning of post-surgical infections reported in patients treated with our FiberCel Fiber Viable Bone Matrix, a bone repair product formerly distributed by Medtronic, and in connection with our voluntary recall issued in June 2021, pertaining to a single donor lot of FiberCel Fiber Viable Bone Matrix, the Board has been exercising their oversight role regarding the Company’s response to the voluntary recall and has been briefed regularly on all related matters by management. In addition, the Board is updated at its meetings concerning the status of the legal proceedings related to these matters.
The audit committee assists the Board in fulfilling its risk oversight responsibilities by periodically reviewing our accounting, reporting and financial practices, including the integrity of our financial statements, the surveillance of administrative and financial controls, our compliance with legal and regulatory requirements, our cybersecurity risks and our enterprise risk management program. The compensation committee assists the Board by overseeing and evaluating risks related to the Company’s compensation structure and compensation programs, including the formulation, administration and regulatory compliance with respect to compensation matters, and coordinating, along with the Board’s Chair, succession planning discussions. The nominating and corporate governance committee assists the Board by overseeing and evaluating programs and risks associated with Board organization, membership and structure, and corporate governance. In addition, our Board receives periodic detailed operating performance reviews from management.
Committee Charters and Corporate Governance Guidelines
Our Corporate Governance Guidelines, charters of the audit committee, compensation committee and nominating and corporate governance committee and other corporate governance information are available under the “Governance” section of the “Investors” page of our website located at www.aziyo.com, or by writing to our Secretary at our offices at 12510 Prosperity Drive, Suite 370, Silver Spring, Maryland 20904.
Code of Business Conduct and Ethics
We have adopted a code of business conduct and ethics (the “Code of Conduct”) that applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer, controller, or persons performing similar functions. Our Code of Conduct is available under the “Governance” section of the “Investors” page of our website at www.aziyo.com. In addition, we intend to post on our website all disclosures that are required by law or the Nasdaq Rules concerning any amendments to, or waivers of, any provisions of our Code of Conduct.
Anti-Hedging Policy
Our Board of Directors has adopted an Insider Trading Compliance Policy, that prohibits our directors, officers and employees, as well as persons and entities over which they have control, from purchasing financial instruments, such as prepaid variable forward contracts, equity swaps, collars, and exchange funds, or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our equity securities.
Communications with the Board
Any stockholder or any other interested party who desires to communicate with our Board of Directors, our non-management directors or any specified individual director, may do so by directing such correspondence to the attention of the Secretary, Aziyo Biologics, Inc., 12510 Prosperity Drive, Suite 370, Silver Spring, Maryland 20904. The Secretary will forward the communication to the appropriate director or directors as appropriate.

EXECUTIVE AND DIRECTOR COMPENSATION
This section discusses the material components of the executive compensation program for our executive officers who are named in the “Summary Compensation Table” below. In 2021, our “named executive officers” and their positions were as follows:
•
Ronald Lloyd, President & Chief Executive Officer;

•
Thomas Englese, Chief Commercial Officer; and

•
Matthew Ferguson, Chief Financial Officer.

Summary Compensation Table
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)	Total ($)
Ronald Lloyd President and Chief Executive Officer	2021	538,049	―	236,665	827,018	―	7,925(4)	1,609,657
	2020	490,477	―	1,707,225	1,600,903	392,381	7,707	4,198,693
Thomas Englese Chief Commercial Officer	2021	388,187	―	54,488	190,411	―	7,922(5)	641,008
Matthew Ferguson Chief Financial Officer	2021	350,162	―	74,830	261,498	―	6,483(6)	692,973

(1)
Amounts reflect the grant-date fair value of the restricted stock units granted, computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the named individual. We provide information regarding the assumptions used to calculate the value of all stock awards made to executive officers in Note 4 of the consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 (the “10-K”).

(2)
Amounts reflect the full grant-date fair value of stock options granted during 2020 and 2021 computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the named individual. We provide information regarding the assumptions used to calculate the value of all stock awards made to executive officers in Note 4 of the consolidated financial statements included in the 10-K.

(3)
The named executive officers did not receive any cash bonus payments in connection with the 2021 bonus plan, but instead were granted restricted stock units in fiscal year 2022 which will vest upon the six-month anniversary of the date of grant, subject to continued service. See “2021 Bonuses” below for further information.

(4)
Amount reflects (a) a matching contribution of $5,792 under the Company’s 401(k) plan and (b) payment of $2,133 with respect to group term life insurance, short-term disability and long-term disability premiums.

(5)
Amount reflects (a) a matching contribution of $5,789 under the Company’s 401(k) plan and (b) payment of $2,133 with respect to group term life insurance, short-term disability and long-term disability premiums.

(6)
Amount reflects (a) a matching contribution of $4,350 under the Company’s 401(k) plan and (b) payment of $2,133 with respect to group term life insurance, short-term disability and long-term disability premiums.

Elements of the Company’s Executive Compensation Program
For the year ended December 31, 2021, the compensation for each named executive officer generally consisted of a base salary, annual bonus, stock option awards, standard employee benefits and a 401(k) plan. These elements (and the amounts of compensation and benefits under each element) were selected because we believe they are necessary to help us attract and retain executive talent which is fundamental to our success. Below is a more detailed summary of the current executive compensation program as it relates to our named executive officers.
2021 Salaries
The named executive officers receive a base salary to compensate them for services rendered to the Company. The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities. Each named executive officer’s initial base salary was provided in his employment agreement as applicable.
2021 Bonuses
Pursuant to the terms of their employment agreements, Mr. Lloyd is eligible to receive an annual bonus with a target amount of eighty percent (80%) of his annual base salary, and Messrs. Englese and Ferguson are each eligible to receive an annual bonus with a target amount of forty-five percent (45%) of their respective annual base salaries. The annual cash bonuses payable with respect to each fiscal year are determined by the compensation committee of our board of directors (the “Compensation Committee”) on a discretionary basis based on achievement of the performance goals approved for the annual cash bonus plan for such year. For fiscal year 2021, the annual cash bonus plan performance goals consisted of the Company’s achievement of the following: (i) revenue of at least $52,500,000 during fiscal year 2021 (the “Revenue Goal”), (ii) gross profit of at least $27,500,000 during fiscal year 2021 (the “Gross Profit Goal”), (iii) operating cash burn of no greater than $12,500,000 during fiscal year 2021 (the “Cash Burn Goal”), and (iv) the completion of studies required for the 510(k) filing with the Food and Drug Administration of the Company’s CanGaroo RM product during fiscal year 2021, which filing was made in fiscal year 2022 (the “CanGaroo Studies Goal”). The Revenue Goal, Gross Profit Goal, Cash Burn Goal and CanGaroo Studies Goal were weighted 45%, 15%, 15% and 25%, respectively. Upon review in March 2022, the Compensation Committee determined that CanGaroo Studies Goal had been achieved, but the Revenue Goal, Gross Profit Goal and Cash Burn Goal had not been achieved. The named executive officers each received a bonus payment with respect to the achievement of the CanGaroo Studies Goal. In addition, the Compensation Committee decided that, in addition to the bonus payment in connection with the achievement of the CanGaroo Studies Goal, the named executive officers were each entitled to a discretionary bonus for the quality and professionalism demonstrated by the Company, most notably in connection with the various regulatory audits which took place during 2021, which would have a target amount equal to 40% of each named executive officer’s target bonus (each discretionary bonus target, a “Discretionary Bonus Target”). The Compensation Committee determined that Mr. Lloyd was entitled to a discretionary bonus payment equal to 100% of the Discretionary Bonus Target, and Messrs. Englese and Ferguson were entitled to a discretionary bonus equal to 95% of the Discretionary Bonus Target. Further, the Compensation Committee determined that rather than providing each named executive officer with a cash bonus for the foregoing achievements, it would instead provide each named executive officer with a grant of restricted stock units equal to the value of their respective bonus payments on the date of grant. The restricted stock units were granted on March 8, 2022 and are subject to a six-month vesting period, subject to each named executive officer’s continued service through the vesting date.
Equity Compensation
We maintain an equity incentive plan, the 2020 Incentive Award Plan, referred to below as the 2020 Plan, in order to facilitate the grant of cash and equity incentives to directors, employees (including our named executive officers), and consultants of our company and certain of its affiliates and to enable our company and certain of its affiliates to obtain and retain services of these individuals, which is essential to our long-term success. The maximum number of shares of Class A common stock reserved under the 2020 Plan is (i) 1,636,000 shares of our Class A common stock, (ii) any shares which, as of the 2020 Plan’s effective date, are available for issuance under the 2015 Plan, or are subject to awards under the 2015 Plan which are forfeited or lapse unexercised and (iii) an annual increase on the first day of each year beginning in 2021 and ending in and including 2030, equal to the lesser of (A) 4% of the outstanding shares of all classes of our common stock on the last day of the immediately preceding fiscal year and (B) such lesser amount as determined by our board of directors.

We also maintain an equity incentive plan, the Aziyo Biologics, Inc. 2015 Stock Option/Stock Issuance Plan (the “2015 Plan”). Following our IPO, we do not make any new grants of awards under the 2015 Plan. Any unvested stock options granted pursuant to the 2015 Plan remain outstanding and continue to vest in accordance with their terms.
The 2015 Plan, and together with the 2020 Plan, the Equity Plans, provide our employees (including the named executive officers), consultants, non-employee directors, and other service providers and those of our affiliates the opportunity to participate in the equity appreciation of our business through the receipt of equity incentive awards including options to purchase shares of our Class A common stock and restricted stock units. We believe that such stock options and restricted stock units encourage a sense of proprietorship and stimulate interest in our development and financial success.
Pursuant to the 2020 Plan, on March 8, 2021, we granted stock options to Messrs. Lloyd, Englese and Ferguson, covering 97,725, 22,500 and 30,900 shares of our Class A common stock, respectively, pursuant to our standard form of award agreement, which options shall vest and become exercisable as to 25% of the shares upon the first anniversary of the grant date, and the remaining 75% in 12 equal quarterly installments thereafter, subject to continued service through each vesting date. In addition, on March 8, 2021, we granted restricted stock units to Messrs. Lloyd, Englese and Ferguson, equal to 16,288, 3,750 and 5,150 shares of our common stock, respectively, pursuant to our standard form of award agreement, which restricted stock units shall vest in four substantially equal annual installments beginning on March 8, 2022, subject to continued employment through the vesting date.
As of December 31, 2021, stock options and restricted stock units covering an aggregate of 1,622,796 shares of our Class A common stock were outstanding under the Equity Plans.
Other Elements of Compensation
Retirement Plans
We currently maintain a 401(k) retirement savings plan for our employees, including our named executive officers, who satisfy certain eligibility requirements. Our named executive officers are eligible to participate in the 401(k) plan on the same terms as other full-time employees. The Internal Revenue Code of 1986 allows eligible employees to defer a portion of their compensation, within prescribed limits, on a pre-tax basis through contributions to the 401(k) plan. Currently, we match contributions made by participants in the 401(k) plan up to a specified percentage of the employee contributions, and these matching contributions are fully vested as of the date on which the contribution is made. We believe that providing a vehicle for tax-deferred retirement savings though our 401(k) plan, and making fully vested matching contributions, adds to the overall desirability of our executive compensation package and further incentivizes our employees, including our named executive officers, in accordance with our compensation policies.
Employee Benefits and Perquisites
Health/Welfare Plans. All of our full-time employees, including our named executive officers, are eligible to participate in our health and welfare plans, including:
•
medical, dental and vision benefits;

•
medical and dependent care flexible spending accounts;

•
short-term and long-term disability insurance; and

•
life insurance.

Additionally, full-time employees who are California residents are eligible to participate in our commuter flexible spending account plan. We believe the perquisites described above are necessary and appropriate to provide a competitive compensation package to our named executive officers.
No Tax Gross-Ups
We do not make gross-up payments to cover our named executive officers’ personal income taxes that may pertain to any of the compensation or perquisites paid or provided by our company.

Outstanding Equity Awards at Fiscal Year-End
The following table summarizes the number of shares of Class A common stock underlying outstanding equity incentive plan awards for each named executive officer as of December 31, 2021.
	Option Awards(8)					Stock Awards(8)
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that have not vested (#)	Market Value of Shares or Units of Stock that have not vested ($)(7)	Number of Unearned Units that have not vested (#)	Market Value of Unearned Units that have not vested ($)
Ronald Lloyd	7/27/2018(1)	133,743	19,106	5.58196	5/31/2025	—	—	—	—
	6/4/2019(2)	2,579	—	10.326626	6/3/2026	—	—	—	—
	10/8/2020(4)	45,446	136,337	17.00	10/7/2030	—	—	—	—
	10/8/2020(5)	—	—	—	—	100,425	632,678	—	—
	3/8/2021(3)	—	97,725	14.53	3/7/2031
	3/8/2021(6)					16,288	102,614
Thomas Englese	9/5/2019(3)	12,093	9,404	10.326626	9/4/2026	—	—	—	—
	10/8/2020(4)	8,372	25,116	17.00	10/7/2030	—	—	—	—
	10/8/2020(5)	—	—	—	—	13,890	87,507	—	—
	3/8/2021(3)	—	22,500	14.53	3/7/2031
	3/8/2021(6)					3,750	23,625
Matthew Ferguson	10/8/2020(4)	20,450	61,350	17.00	10/7/2030	—	—	—	—
	3/8/2021(3)	—	30,900	14.53	3/7/2031
	3/8/2021(6)					5,150	32,445

(1)
25% of the stock options vested on the first anniversary of the vesting commencement date of June 1, 2018, and the remaining 75% vest in 12 equal quarterly installments thereafter, subject to continued service through each vesting date.

(2)
100% of the stock options were fully vested upon the grant date.

(3)
25% of the stock options vested upon the first anniversary of the grant date, and the remaining 75% vest in 12 equal quarterly installments thereafter, subject to continued service through each vesting date.

(4)
The stock options vest and become exercisable in four equal annual installments, beginning on October 8, 2021, subject to continued employment through each vesting date.

(5)
The restricted stock units will vest in full on October 8, 2023, subject to continued employment through the vesting date.

(6)
The restricted stock units will vest in four equal annual installments, beginning on March 8, 2022, subject to continued employment through each vesting date.

(7)
Values were calculated based on a $6.30 closing price of our ordinary shares, as reported on Nasdaq on December 31, 2021.

(8)
Pursuant to the terms of each named executive officer’s employment agreement, the named executive officers’ outstanding stock options and restricted stock units will vest and become exercisable, as applicable, upon the occurrence of a Change in Control (as defined in the 2020 Plan) if such named executive officer is terminated without Cause (as defined below in “Employment Agreements”) or resigns for Good Reason (as defined below in “Employment Agreements”) within the three months prior to or 12 months after the consummation of such Change in Control is consummated.

EXECUTIVE COMPENSATION ARRANGEMENTS
Employment Agreements
Ronald Lloyd
In connection with the IPO, Mr. Lloyd entered into an amended and restated employment agreement (the “Lloyd Employment Agreement”).
The Lloyd Employment Agreement provides that, Mr. Lloyd will be entitled to an annual base salary of $537,800 and that Mr. Lloyd shall be entitled to receive an annual target bonus of eighty percent (80%) of his base salary actually paid in the applicable year, which shall be conditioned upon, among other things, Mr. Lloyd’s performance and the performance of the Company.
The Lloyd Employment Agreement provides that, upon Mr. Lloyd’s termination of employment by the Company without Cause (as defined in the Lloyd Employment Agreement) and upon his resignation for Good Reason (as defined in the Lloyd Employment Agreement), subject to Mr. Lloyd’s execution and non-revocation of a release of claims, Mr. Lloyd will be entitled to receive, in addition to any accrued amounts, (i) his annual base salary for a period of twelve months, (ii) one hundred percent (100%) of his target annual bonus for the year in which termination occurs and (iii) payment of the Company’s share of the premiums for participation in the Company’s health plans pursuant to COBRA for the twelve-month period following termination. If Mr. Lloyd is terminated in the period starting three months prior to a change in control and ending on the first anniversary of such change in control, Mr. Lloyd will instead be entitled to receive, in addition to any accrued amounts, (i) his annual base salary for a period of eighteen months, (ii) one hundred fifty percent (150%) of his target annual bonus for the year in which termination occurs, (iii) payment of the remainder of premiums for participation in the Company’s health plan pursuant to COBRA for the eighteen-month period following termination and (iv) full acceleration of any outstanding equity awards.
Pursuant to the Lloyd Employment Agreement, Mr. Lloyd is subject to confidentiality and assignment of intellectual property provisions, and certain restrictive covenants, including one-year post-employment non-solicitation of employees.
Thomas Englese
In connection with the IPO, Mr. Englese entered into an employment agreement (the “Englese Employment Agreement”).
The Englese Employment Agreement provides that, Mr. Englese will be entitled to an annual base salary of $380,600 and that Mr. Englese shall be entitled to receive an annual target bonus of forty-five percent (45%) of his base salary actually paid in the applicable year, which shall be conditioned upon, among other things, Mr. Englese’s performance and the performance of the Company.
The Englese Employment Agreement provides that, upon Mr. Englese’s termination of employment by the company without Cause (as defined in the Englese Employment Agreement) and upon his resignation for Good Reason (as defined in the Englese Employment Agreement), subject to Mr. Englese’s execution and non-revocation of a release of claims, Mr. Englese will be entitled to receive, in addition to any accrued amounts, (i) his annual base salary for a period of twelve months and (ii) payment of the company’s share of the premiums for participation in the company’s health plans pursuant to COBRA for the twelve-month period following termination. If Mr. Englese is terminated in the twelve months following a change in control, Mr. Englese will instead be entitled to receive, in addition to any accrued amounts, (i) his annual base salary for a period of twelve months, (ii) one hundred percent (100%) of his target annual bonus for the year in which termination occurs, (iii) payment of the remainder of premiums for participation in the company’s health plan pursuant to COBRA for the twelve-month period following termination and (iv) full acceleration of any outstanding equity awards.
Pursuant to the Englese Employment Agreement, Mr. Englese is subject to confidentiality and assignment of intellectual property provisions, and certain restrictive covenants, including one-year post-employment non-solicitation of employees and customer provisions.

Matthew Ferguson
In connection with the IPO, Mr. Ferguson entered into an employment agreement (the “Ferguson Employment Agreement”).
The Ferguson Employment Agreement provides that, Mr. Ferguson will be entitled to an annual base salary of $350,000 and that Mr. Ferguson shall be entitled to receive an annual target bonus of forty-five percent (45%) of his base salary actually paid in the applicable year, which shall be conditioned upon, among other things, Mr. Ferguson’s performance and the performance of the Company.
The Ferguson Employment Agreement provides that, upon Mr. Ferguson’s termination of employment by the company without Cause (as defined in the Ferguson Employment Agreement) and upon his resignation for Good Reason (as defined in the Ferguson Employment Agreement), subject to Mr. Ferguson’s execution and non-revocation of a release of claims, Mr. Ferguson will be entitled to receive, in addition to any accrued amounts, (i) his annual base salary for a period of twelve months and (ii) payment of the company’s share of the premiums for participation in the company’s health plans pursuant to COBRA for the twelve-month period following termination. If Mr. Ferguson is terminated in the twelve months following a change in control, Mr. Ferguson will instead be entitled to receive, in addition to any accrued amounts, (i) his annual base salary for a period of twelve months, (ii) one hundred percent (100%) of his target annual bonus for the year in which termination occurs, (iii) payment of the remainder of premiums for participation in the company’s health plan pursuant to COBRA for the twelve-month period following termination and (iv) full acceleration of any outstanding equity awards.
Pursuant to the Ferguson Employment Agreement, Mr. Ferguson is subject to confidentiality and assignment of intellectual property provisions, and certain restrictive covenants, including one-year post-employment non-competition and non-solicitation of employees and customer provisions.
Definition of “Good Reason”
For purposes of the Lloyd Employment Agreement, Englese Employment Agreement and Ferguson Employment Agreement, “Good Reason” shall mean the occurrence of any one or more of the following events without the named executive officer’s prior written consent, unless the Company fully corrects the circumstances constituting Good Reason (provided such circumstances are capable of correction): (i) a material reduction in the named executive officer’s job responsibilities and duties for the Company, (ii) a material reduction in the named executive officer’s annual base salary or (iii) a requirement imposed by the Company on the named executive officer that the named executive officer’s principal place of employment be anywhere other than within a 50 mile radius of the named executive officer’s principal location, except for travel required on Company business to an extent substantially consistent with the named executive officer’s business travel obligation prior to the change in control, that, in any such case, is not cured by the Company within fifteen days after the Company’s receipt of written notice from the named executive officer of such event. Notwithstanding the foregoing, the named executive officer will not be deemed to have resigned for Good Reason unless (1) the named executive officer provides the Company with written notice setting forth in reasonable detail the facts and circumstances claimed by the named executive officer to constitute Good Reason within sixty (60) days after the date of the occurrence of any event that the named executive officer knows or should reasonably have known to constitute Good Reason, (2) the Company fails to cure such acts or omissions within thirty (30) days following its receipt of such notice, and (3) the effective date of the named executive officer’s termination for Good Reason occurs no later than sixty (60) days after the expiration of the Company’s cure period.
Equity Incentive Plans
Aziyo Biologics, Inc. 2015 Stock Option/Stock Issuance Plan
We currently maintain the 2015 Plan, as described above. Following our IPO, we do not make any new grants of awards under the 2015 Plan. Any unvested stock options granted pursuant to the 2015 Plan remain outstanding and continue to vest in accordance with their terms.

2020 Incentive Award Plan
We currently maintain the 2020 Plan, as described above, pursuant to which we may grant cash and equity-based incentive awards to eligible service providers in order to attract, motivate and retain the talent for which we compete.
2020 Employee Stock Purchase Plan
We currently maintain the 2020 Employee Stock Purchase Plan, which provides increased flexibility to grant opportunities to purchase shares to our employees.
Director Compensation
Non-Employee Director Compensation Policy
In connection with our IPO, we implemented a non-employee director compensation policy pursuant to which each non-employee director will receive an annual director fee of $40,000 as well as an additional annual fee of $30,000 for service as our chairman, $20,000, $15,000, $10,000 for service as the chair of our audit, compensation and nominating and corporate governance committees, respectively and an additional annual fee of $10,000, $7,500, $5,000 for service (other than as chair) on our audit, compensation and nominating and corporate governance committees, respectively, each earned on a quarterly basis. Each director will also receive an annual equity award with a grant date value of $81,000 which will vest in full on the date of our annual shareholder meeting immediately following the date of grant, subject to the nonemployee director continuing in service through such meeting date. The award is further subject to accelerated vesting upon a change in control (as defined in the 2020 Plan). In addition to the annual awards, the policy provides that, upon a non-employee director’s initial appointment, such director is entitled to receive an option award with a grant date fair value of $126,000 (an “Initial Award”). The option awards granted and fees earned during 2021 to our non-employee directors are set forth in the table below.
Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Total ($)
Kevin Rakin	77,500	81,000	158,500
W. Matthew Zuga	52,500	81,000	133,500
C. Randal Mills	65,000	81,000	146,000
Maybelle Jordan	55,000	81,000	136,000
Brigid A. Makes	70,000	81,000	151,000

(1)
Amounts reflect the full grant-date fair value of stock options granted during 2021 computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the named individual. We provide information regarding the assumptions used to calculate the value of all option awards made to our non-employee directors in Note 4 to the consolidated financial statements included in our 10-K.

The table below shows the aggregate numbers of option awards (exercisable and unexercisable) held as of December 31, 2021 by each non-employee director who was serving as of December 31, 2021.
Name	Options Outstanding at Fiscal Year End
Kevin Rakin	14,082
W. Matthew Zuga	14,082
C. Randal Mills	28,389
Maybelle Jordan	28,389
Brigid A. Makes	28,389

STOCK OWNERSHIP
Security Ownership of Certain Beneficial Owners and Management
The following table sets forth information relating to the beneficial ownership of our common stock as of April 13, 2022 by:
•
each person, or group of affiliated persons, known by us to beneficially own more than 5% of any class of our Class A common stock;

•
each of our directors;

•
each of our named executive officers for 2021; and

•
all directors and executive officers as a group.

The number of shares beneficially owned by each stockholder is determined under rules issued by the SEC. Under these rules, a person is deemed to be a “beneficial” owner of a security if that person has or shares voting power or investment power, which includes the power to dispose of or to direct the disposition of such security. Except as indicated in the footnotes below, we believe, based on the information furnished to us, that the individuals and entities named in the table below have sole voting and investment power with respect to all shares of common stock beneficially owned by them, subject to any applicable community property laws.
The percentage of shares beneficially owned is computed on the basis of 9,306,738 shares of our Class A common stock and 4,313,406 shares of Class B common stock outstanding as of April 13, 2022. Shares of our common stock that a person has the right to acquire within 60 days of April 13, 2022 are deemed outstanding for purposes of computing the percentage ownership of the person holding such rights, but are not deemed outstanding for purposes of computing the percentage ownership of any other person, except with respect to the percentage ownership of all directors and executive officers as a group. Unless otherwise indicated below, the address for each beneficial owner listed is c/o Aziyo Biologics, Inc., 12510 Prosperity Drive, Suite 370, Silver Spring, Maryland 20904.
Name of Beneficial Owner	Number of Shares of Class A Common Stock Beneficially Owned(1)	Percentage of Class A Common Stock Beneficially Owned	Percentage of Class A and Class B Common Stock Beneficially Owned
Holders of More than 5%:
HighCape Partners and affiliates(2)	4,862,604	52.2%	35.7%
Birchview Fund LLC and affiliates.(3)	1,417,923	15.2%	10.4%
Endurant Capital Management, LP(4)	1,075,640	11.6%	7.9%
Named executive officers and directors:
Ronald Lloyd(5)	300,976	3.1%	2.2%
Thomas Englese(6)	45,489	*	*
Matthew Ferguson(7)	46,946	*	*
Kevin Rakin(2)(8)	4,876,686	52.3%	35.8%
Maybelle Jordan(9)	18,851	*	*
Brigid A. Makes(9)	18,851	*	*
C. Randal Mills, Ph.D.(9)	18,851	*	*
W. Matthew Zuga(2)(10)	4,876,686	52.3%	35.8%
All executive officers and directors as a group (10 persons)(11)	5,435,776	55.3%	39.9%

*
Represents less than 1%.

(1)
Deerfield Private Design Fund III, L.P. (together with its affiliates, “Deerfield”) is not included in this table as a holder of more than 5% of our voting securities, because all of Deerfield’s beneficial ownership interest is held in the form of our Class B common stock. As a holder of our Class B common stock, Deerfield will only have the right to convert each share of our Class B common stock it holds into one share of Class A common stock at its election to the extent that, as a result of such conversion, it would not beneficially own in excess of 4.9% of any class of our securities registered under the Exchange Act. Shares of our Class B common stock do not have voting rights.

(2)
Based solely on information reported on a Schedule 13D filed on December 20, 2021 and information known to us, (i) each of HighCape Capital, L.P., HighCape Partners, L.P., HighCape Partners QP, L.P. (“HighCape Partners QP”), HighCape Partners GP, LLC, HighCape Partners GP, L.P., HighCape Co-Investment Vehicle I, LLC, HighCape Co-Investment Vehicle II, LLC, HighCape Capital LLC, W. Matthew Zuga and Kevin Rakin has shared voting and dispositive power over 4,862,604 shares of Class A common stock. Kevin Rakin and W. Matthew Zuga, members of our Board of Directors, are the managing members of HighCape Partners GP, LLC, which in turn is the general partner of HighCape Partners GP, L.P., which in turn is the general partner of each of HighCape Partners, L.P. and HighCape Partners QP. Mr. Rakin and Mr. Zuga are the managing members of HighCape Capital, LLC, which in turn is the general partner of HighCape Capital, L.P. Each of Mr. Rakin, Mr. Zuga, HighCape Partners GP, LLC and HighCape Partners GP, L.P. may be deemed to beneficially own the securities held by HighCape Partners, L.P. and HighCape Partners QP, and each of Mr. Rakin, Mr. Zuga and HighCape Capital, LLC may be deemed to beneficially own the securities held by HighCape Capital, L.P. In addition, Mr. Zuga is the managing member of each of HighCape Co-Investment Vehicle I, LLC and HighCape Co-Investment Vehicle II, LLC and may be deemed to beneficially own the securities held by such entities. The address of HighCape Partners, L.P., HighCape Capital, L.P., HighCape Partners QP, L.P., HighCape Partners GP, LLC, HighCape Partners GP, L.P., HighCape Co-Investment Vehicle I, LLC, HighCape Co-Investment Vehicle II, LLC, W. Matthew Zuga and Kevin Rakin is 452 5th Avenue, 21st Floor, New York, NY 10018.

(3)
Based solely on information reported on a Schedule 13G filed on December 17, 2021, (i) each of Birchview Capital, LP and Matthew Strobeck has shared voting and dispositive power over 1,417,923 shares of Class A common stock, and (ii) Birchview Fund LLC has shared voting and dispositive power over 1,134,905 shares of Class A common stock. Birchview Capital, LP is the investment manager of Birchview Fund LLC (the “Fund”) in which such shares referred to above are held. As a result, Birchview Capital, LP possesses the power to vote and dispose or direct the disposition of all the shares owned by the Fund. Mr. Strobeck, who is Managing Member of Birchview Capital GP, LLC, who is the general partner of Birchview Capital, LP, has ownership of 283,018 shares held in a separately managed account managed by Birchview Capital, LP, of which he personally owns 165,094 shares and holds the remaining 117,924 shares in custodial accounts in his name which are held for the benefit of his children. The address of the foregoing reporting persons is 688 Pine Street, Suite D, Burlington, Vermont 05401.

(4)
Based solely on information reported on a Schedule 13G/A filed on February 14, 2022, each of Endurant Capital Management LP and Quang Minh Pham has shared voting and dispositive power over 1,075,640 shares of Class A common stock. Mr. Pham is the managing member of Endurant Capital Management LP, which in turn is the investment manager to, and has investment discretion over the securities held directly by Endurant Health Fund LP, Endurant Health Offshore Fund Ltd., Endurant Fund Master LP, Molecule Master, LP, One Oak Multi-Strategy Master Fund, Ltd. and PM Manager Fund, SPC, and Mr. Pham is deemed to beneficially own the securities controlled by Endurant Capital Management LP. The address of the foregoing reporting persons is 66 Bovet Road, Suite 353, San Mateo, California 94402.

(5)
Consists of (i) 31,775 shares of Class A common stock, (ii) 231,413 options to purchase shares of Class A common stock that are or will be exercisable within 60 days of April 13, 2022 and (iii) 37,788 restricted stock units may vest within 60 days of April 13, 2022.

(6)
Consists of (i) 6,607 shares of Class A common stock, (ii) 30,182 options to purchase shares of Class A common stock that are or will be exercisable and (iii) 8,700 restricted stock units may vest within 60 days of April 13, 2022.

(7)
Consists of (i) 8,140 shares of Class A common stock, (ii) 30,106 options to purchase shares of

Class A common stock that are or will be exercisable and (iii) 8,700 restricted stock units may vest within 60 days of April 13, 2022.
(8)
Includes 14,082 options to purchase shares of Class A common stock that are or will be exercisable within 60 days of April 13, 2022. Does not include 90,807 shares of Class A common stock held by the Kevin L. Rakin Irrevocable Trust over which Mr. Rakin does not have voting or dispositive power.

(9)
Consists of 18,851 options to purchase shares of Class A common stock that are or will be exercisable within 60 days of April 13, 2022.

(10)
Includes 14,082 options to purchase shares of Class A common stock that are or will be exercisable within 60 days of April 13, 2022.

(11)
Consists of (i) 4,949,634 shares of Class A common stock, (ii) 434,959 options to purchase shares of Class A common stock that are or will be exercisable and (iii) 83,028 restricted stock units that may or will vest within 60 days of April 13, 2022.

CERTAIN TRANSACTIONS WITH RELATED PERSONS
Policies and Procedures on Transactions with Related Persons
Our Board of Directors recognizes that transactions with related persons present a heightened risk of conflicts of interests and/or improper valuation (or the perception thereof). Our Board has adopted a written policy on transactions with related persons, which requires that our audit committee approve or ratify related person transactions required to be disclosed pursuant to Item 404(a) or, if applicable Item 404(d) of Regulation S-K. Item 404 of Regulation S-K requires disclosure, subject to certain exceptions, of transactions in which we were or are to be a participant and the amount involved exceeds $120,000 (or such other amount applicable while we remain a smaller reporting company) and in which any “related person” as defined under Item 404(a) of Regulation S-K had or will have a direct or indirect material interest. It is our policy that directors interested in a related person transaction will recuse themselves from any vote on a related person transaction in which they have an interest and that no director may participate in the approval of a related person transaction for which he or she is a “related person.” Each of the transactions described below entered into following the adoption of our related person transaction policy was approved in accordance with such policy.
Preferred Stock Financings
Between January 2019 and September 2020, we issued and sold to investors in private placements an aggregate of 8,539,427 shares of Series A convertible preferred stock at a price per share of  $1.00, for aggregate consideration of approximately $8.5 million. The following table sets forth the aggregate number of shares of our Series A convertible preferred stock acquired by our directors, executive officers and beneficial owners of more than 5% of our capital stock that were each converted into 0.071659417 shares of Class A common stock (as to HighCape Partners QP and its affiliates) and shares of Class B common stock (as to Deerfield) upon the closing of our IPO.
Participants	Shares of Series A Preferred Stock	Aggregate Purchase Price
		(in thousands)
5% or Greater Stockholders
Deerfield	2,955,964	$2,956(1)
HighCape Partners QP and its affiliates(2)	5,446,279	$5,446(3)
Directors and Executive Officers
Ronald Lloyd	11,788	$12
Additional details regarding these stockholders and their equity holdings are provided in this Proxy Statement under the caption “Stock Ownership.”

(1)
A portion of the consideration paid for these shares was funded through the conversion of the aggregate principal amount of and accrued interest on the 2020 Bridge Notes (defined below) held by Deerfield. See “— Convertible Bridge Notes.”

(2)
Messrs. Rakin and Zuga, members of our Board of Directors, are associated with HighCape Partners QP and affiliated stockholders.

(3)
A portion of the consideration paid for these shares was funded through the conversion of the aggregate principal amount of and accrued interest on the 2020 Bridge Notes held by HighCape Partners QP and HighCape Partners. See “— Convertible Bridge Notes.”

Exchange Agreement
In September 2020, we entered into an exchange agreement with Deerfield, pursuant to which we issued to Deerfield 18,384,536 shares of our Series A-1 convertible preferred stock in exchange for an equal number of shares of Series A convertible preferred stock. Each share of our Series A-1 convertible preferred stock converted into 0.071659417 shares of Class B common stock upon the closing of our IPO.

Convertible Bridge Notes
In April 2020, we entered into a bridge note purchase agreement pursuant to which we issued approximately $2.0 million in aggregate principal amount of convertible promissory notes (the “2020 Bridge Notes”), to HighCape Partners QP (which purchased approximately $1.6 million in aggregate principal amount), HighCape Partners (which purchased $21,555 in aggregate principal amount) and Deerfield (which purchased approximately $0.4 million in aggregate principal amount). The 2020 Bridge Notes had a maturity date of April 1, 2025 and accrued interest at a rate of 5% per year. The aggregate principal amount of, and accrued interest on, the 2020 Bridge Notes automatically converted into shares of our Series A convertible preferred stock at a conversion price of $1.00 per share upon the closing of our Series A convertible preferred stock financing in September 2020, resulting in the issuance of 1,632,393 shares of Series A convertible preferred stock to HighCape Partners QP, 21,981 shares of Series A convertible preferred stock to HighCape Partners and 385,053 shares of Series A convertible preferred stock to Deerfield.
In connection with our IPO, the shares of Series A convertible preferred stock converted into shares of our Class A and Class B common stock as described above under “— Preferred Stock Financings” and under the caption “Stock Ownership.”
Transactions with HighCape Partners QP and its Affiliates
Management Services Agreement
In January 2016, we entered into a management services agreement with HighCape Partners Management, L.P. (“HighCape Management”), an affiliate of HighCape Partners QP, pursuant to which HighCape Management agreed to provide certain strategic, operational and management consulting services to us in exchange for a one-time fee of  $125,000 and an annual fee of $250,000. In addition, we agreed to reimburse HighCape Management for all reasonable out-of-pocket costs and expenses incurred in connection with its services under the management services agreement, and also agreed to indemnify HighCape Management and its affiliates from and against any and all actions, causes of action, claims, suits, losses, liabilities and damages, and costs and expenses, including without limitation reasonable attorneys’ fees and disbursements, in each case, relating to or arising out of the services contemplated in the management services agreement or arising from or in connection with the performance of any such services under the management services agreement. The management services agreement terminated automatically immediately prior to the consummation of our IPO.
Pursuant to the management services agreement, we incurred fees of $196,236 for the year ended December 31, 2020.
Advisory Fee
In connection with our acquisition of all of the commercial assets and related intellectual property of CorMatrix Cardiovascular, Inc. in May 2017, we agreed to pay HighCape Management a one-time advisory fee of $750,000. The advisory fee was payable upon the first to occur of any sale transaction (as defined in our certificate of incorporation, as in effect prior to our IPO) and the closing of our IPO. In September 2020, our obligation in respect of this fee was extinguished in connection with the issuance of 375,000 shares of Series A convertible preferred stock to HighCape Capital, L.P.
Common Stock Warrant
In March 2017, we issued a warrant (the “Common Stock Warrant”) to purchase up to an aggregate of 137,806 shares of our Class A common stock at an exercise price of $5.442411 per share to HighCape Partners QP as partial consideration for a $5.0 million letter of credit HighCape Partners QP provided as security to the lender under our then-existing revolving credit facility. The Common Stock Warrant provided that it was exercisable for a number of shares of our Class A common stock equal to the product of (x) 137,806 and (y) the quotient of (i) the lesser of 36 and the number of calendar months ended between the date it was issued and the date the letter of credit is terminated, and (ii) 36, provided that it will become exercisable for the maximum number of underlying shares in the event the letter of credit is partially or fully drawn upon. The letter of credit was terminated in May 2017 without being drawn upon and, as a result, the Common Stock Warrant became exercisable for 7,656 shares of our Class A common stock (after giving effect to our 1-for-13.9549 reverse stock split). The Common Stock Warrant was exercised in connection with our IPO, and HighCape Partners QP received 5,204 shares of Class A common stock.
Transactions with KeraLink and its Affiliates
Settlement Agreement
In August 2015, we entered into a contribution agreement with TBI (now KeraLink) (the “Contribution Agreement”), pursuant to which all of the assets and substantially all of the liabilities of its musculoskeletal division were subsequently contributed to us in exchange for 19,499,999 shares of our Series A convertible preferred stock (which were sold to HighCape Partners QP and its affiliates and Deerfield) and 465,786 shares of our Class A common stock (after giving effect to our 1-for-13.9549 reverse stock split). The Contribution Agreement provided for a guaranteed amount of working capital on our balance sheet following such transactions.
In April 2018, in order to resolve certain disputes we had with KeraLink related to the transactions described above, we entered into a settlement agreement and general release (the “Settlement Agreement”) with KeraLink providing for, among other things, the settlement and release of certain potential claims between KeraLink and us in connection with such disputes. The Settlement Agreement provided for an initial cash payment to us of $0.09 million and the forgiveness of a $0.31 million intercompany balance owed by us to KeraLink as of the date of the Settlement Agreement. In addition, KeraLink agreed, upon the occurrence of certain liquidity events, to make certain payments to us in an aggregate amount of up to $0.55 million. Such liquidity events include (1) any sale, transfer or other disposition by KeraLink of shares of our common stock (upon which KeraLink agreed to pay us an amount of cash equal to the difference between the cash received by KeraLink from such sale, transfer or other disposition less its disposition costs); (2) the date that is 180 days after all shares of our common stock held by KeraLink are registered pursuant to a registration statement under the Securities Act of 1933, as amended (the “Securities Act”), listed on a U.S. national securities exchange and not subject to any contractual transfer restrictions other than customary arrangements for a registered secondary sale of stock, provided that KeraLink has not yet made the Unregistered Maturity Payment (as defined below) (upon which KeraLink agreed to pay us an amount of cash equal to the lesser of (x) the difference between $0.55 million and all applicable payments previously made as of such date and (y) the fair market value of the shares of common stock owned by KeraLink as of such date, which amount is referred to as the Registered Maturity Payment); and (3) the date that is one year after the date on which we first advise KeraLink in writing that it is not an “affiliate” of ours under Rule 144 under the Securities Act, provided our common stock is registered under the Exchange Act and listed on a national securities exchange, and provided further, that KeraLink has not yet made the Registered Maturity Payment. The term “Registered Maturity Payment” refers to a payment which KeraLink agreed to pay us an amount of cash equal to the lesser of (x) the difference between $0.55 million and all applicable payments previously made as of such date and (y) the fair market value of the shares of common stock owned by KeraLink as of such date.
In May 2021, KeraLink sold Aziyo common shares for proceeds in excess of $0.55 million, and as such, remitted $0.55 million to us in full satisfaction of the Settlement Agreement. The security interest for KeraLink’s payment and performance under the Settlement Agreement, comprised of a lien formerly held by us on the 465,786 (after giving effect to our 1-for-13.9549 reverse stock split) shares of common stock owned by KeraLink on the date of the Settlement Agreement, was released in connection with the settlement payment noted above.
Investor Rights Agreement
We entered into a second amended and restated investors’ rights agreement (the “Investor Rights Agreement”), in September 2020, with each holder of our Series A convertible preferred stock and Series A-1 preferred stock and certain other investors, including each holder of more than 5% of our capital stock, which entities are also related to certain of our directors. The agreement provides for certain registration rights relating to the registrable shares held by such holders, as further described below.

Registration Rights
Holders of 7,102,053 shares of our common stock (including shares of our Class A common stock issuable upon the conversion of our Series A convertible preferred stock and Class B Common Stock and shares of our Class B Common Stock issuable upon conversion of our Series A-1 convertible preferred stock) are entitled to certain rights with respect to the registration of their “registrable shares” for public resale under the Securities Act, pursuant to the Investor Rights Agreement, until such rights otherwise terminate pursuant to the terms of the Investor Rights Agreement. The registration of shares of common stock as a result of the following rights being exercised would enable holders to trade these shares without restriction under the Securities Act when the applicable registration statement is declared effective.
Form S-1 Registration Rights
If at any time beginning six months after the effective date of our IPO the holders of at least 75% of the registrable shares then outstanding (other than certain holders specifically excluded for purposes of this calculation) (the “Required Holders”), request in writing that we effect a registration of registrable shares, we will be required to give prompt written notice of such request to all other holders of registrable shares and to effect a registration on Form S-1 with respect to all registrable shares we are requested by such holders to register, subject to certain exceptions and limitations. We are obligated to effect at most two registrations in response to these demand registration rights. If the holders requesting registration intend to distribute their shares by means of an underwritten offering, we will be permitted to exclude certain registrable shares from registration on the good faith advice of the managing underwriter that marketing factors so require.
Piggyback Registration Rights
If at any time we propose to register any shares of our common stock under the Securities Act, subject to certain exceptions, the holders of registrable shares will be entitled to notice of the registration and to request that we include their registrable shares in such registration. If our proposed registration involves an underwritten offering, we will be permitted to exclude certain registrable shares from registration on the good faith advice of the managing underwriter that market factors so require.
Form S-3 Registration Rights
If, at any time after we become eligible under the Securities Act to register our shares on a registration statement on Form S-3, the Required Holders request that we effect a registration with respect to registrable shares having an aggregate price to the public in the offering of at least $2.5 million, we will be required to give prompt written notice of such request to all other holders of registrable shares and to use commercially reasonable efforts to effect, as expeditiously as possible, the registration on Form S-3 of all registrable shares we are requested by such holders to register.
Expenses and Indemnification
Ordinarily, other than underwriting discounts and commissions and any stock transfer taxes, we will be required to pay all registration expenses related to any registration effected pursuant to the exercise of these registration rights. Registration expenses are defined to include, among other things, all registration and filing fees, exchange listing fees, printing expenses, fees and disbursements of our counsel, reasonable fees and disbursements of one counsel for the selling security holders and blue sky fees and expenses. The Investor Rights Agreement also includes customary indemnification and procedural terms.
Termination of Registration Rights
The registration rights terminate upon the earlier of (i) three years after the effective date of the registration statement of which our IPO prospectus was a part, (ii) the closing of a sale transaction, as defined in the Investor Rights Agreement or (iii) with respect to any holder of registrable shares, at such time after the date that is six months following the consummation of this offering as SEC Rule 144 or another similar exemption under the Securities Act is available for the public sale of all of such holder’s shares without limitation during a three-month period without registration, provided that we have taken all necessary action to enable such holder to have any legend restricting the transfer of such shares removed from the stock certificates representing all such shares.

Employment Agreements
We have entered into employment agreements with certain of our named executive officers. For more information regarding the agreements with our named executive officers, see “Executive and Director Compensation — Executive Compensation Arrangements — Employment Agreements.” above.
Indemnification Agreements
We have entered into indemnification agreements with each of our directors and executive officers. These agreements, among other things, require us or will require us to indemnify each director (and in certain cases their related venture capital funds) and executive officer to the fullest extent permitted by Delaware law, including indemnification of expenses such as attorneys’ fees, judgments, fines and settlement amounts incurred by the director or executive officer in any action or proceeding, including any action or proceeding by or in right of us, arising out of the person’s services as a director or executive officer.
Stock Option Grants to Executive Officers and Directors
We have granted stock options to our executive officers and all of our directors as more fully described in the section entitled “Executive and Director Compensation.”
Participation in Our Initial Public Offering
In connection with our IPO, some of our pre-IPO stockholders purchased shares of our Class A common stock and Class B common stock from the underwriters at the IPO price of $17.00 per share. Shares purchased by entities affiliated with Deerfield were issued in the form of Class B common stock that is convertible into an equivalent number of shares of Class A common stock. The following table summarizes purchases of shares of our common stock in our IPO by beneficial owners of more than 5% of our voting securities and entities with which members of our board of directors are affiliated.
Participants	Shares of Class A Common Stock Purchased	Shares of Class B Common Stock Purchased	Total Purchase Price
Holders of More Than 5% of Our Voting Securities
HighCape Partners QP and its affiliates	441,176	—	$7,499,992
2021 Private Placement
On December 5, 2021, we entered into a securities purchase agreement (the “Purchase Agreement”) with certain purchasers named therein (the “Investors”), including certain holders of more than 5% of our capital stock, such as Birchview Fund LLC, Deerfield Partners, L.P., Deerfield Private Design Fund III, L.P., HighCape Partners QP, L.P., and the Kevin L. Rakin Irrevocable Trust.
Pursuant to the Purchase Agreement, the Company agreed to sell an aggregate of (i) 2,122,637 shares of its Class A common stock to certain of the Investors, and (ii) 1,179,244 shares of its Class B common stock to certain of the Investors, in each case, at a purchase price equal to $4.24 per share, for aggregate gross proceeds of approximately $14.0 million, before deducting offering expenses (the “Offering”). The closing of the Offering occurred on December 8, 2021 (the “Closing”).
On December 5, 2021, in connection with the Purchase Agreement, we entered into a registration rights agreement (the “Registration Rights Agreement”) with the Investors. Pursuant to the Registration Rights Agreement, we agreed to prepare and file a registration statement with the SEC within 45 days following the Closing, for purposes of registering the resale of the shares of Class A common stock issued in the Offering and the shares of Class A common stock issuable upon conversion of the shares of Class B common stock issued in the Offering (the “Conversion Shares”), and any shares of Class A common stock issued as a dividend or other distribution with respect to, in exchange for or in replacement of the Class common stock, the Class B common stock or the Conversion Shares. We agreed to use commercially reasonable efforts to cause a registration statement to be declared effective by the SEC. Under the Registration Rights Agreement, we also agreed, among other things, to indemnify the Investors, their officers, directors, members, managers, partners, trustees, employees and agents and other representatives, successors and assigns, and each other person, if any, who controls such Investors within the meaning of the Securities Act under the registration statement from certain liabilities and to pay all fees and expenses (excluding any legal fees of the selling holder(s), and any underwriting discounts and selling commissions) incident to our obligations under the Registration Rights Agreement.
The following table summarizes aggregate number of shares of our common stock acquired in the Offering by beneficial owners of more than 5% of our voting securities and entities with which members of our board of directors are affiliated.
Participants	Shares of Class A Common Stock Purchased	Shares of Class B Common Stock Purchased	Total Purchase Price
Holders of More Than 5% of Our Voting Securities
Birchview Fund LLC	1,084,905	—	$4,599,997
HighCape Partners, L.P.	4,700	—	$19,928
HighCape Partners QP, L.P.	349,073	—	$1,480,070

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS
Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our annual meeting of stockholders to be held in 2023 (the “2023 Annual Meeting”) pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Secretary at our offices at 12510 Prosperity Drive, Suite 370, Silver Spring, Maryland 20904, in writing not later than December 23, 2022.
Stockholders intending to present a proposal at our 2023 Annual Meeting, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our bylaws. Our bylaws require, among other things, that our Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the first anniversary of the preceding year’s annual meeting of stockholders. Therefore, we must receive notice of such a proposal or nomination for the 2023 Annual Meeting no earlier than the close of business on February 7, 2023 and no later than the close of business on March 9, 2023. The notice must contain the information required by our bylaws. In the event that the date of the 2023 Annual Meeting is more than 30 days before or more than 60 days after June 7, 2023, then our Secretary must receive such written notice not earlier than the close of business on the 120th day prior to the 2023 Annual Meeting and not later than the close of business of the 90th day prior to the 2023 Annual Meeting or, if later, the 10th day following the day on which public disclosure of the date of such meeting is first made by us. SEC rules permit management to vote proxies in its discretion in certain cases if the stockholder does not comply with this deadline and, in certain other cases notwithstanding the stockholder’s compliance with this deadline.
We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.
In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 of the Exchange Act no later than April 10, 2023.
In connection with our solicitation of proxies for our 2023 annual meeting of stockholders, we intend to file a proxy statement and WHITE proxy card with the SEC. Stockholders may obtain our proxy statement (and any amendments and supplements thereto) and other documents as and when filed with the SEC without charge from the SEC’s website at: www.sec.gov.
HOUSEHOLDING
SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and notices with respect to two or more stockholders sharing the same address by delivering a single proxy statement or a single notice addressed to those stockholders. This process, which is commonly referred to as “householding,” provides cost savings for companies and helps the environment by conserving natural resources. Some brokers household proxy materials, delivering a single proxy statement or notice to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, or if your household is receiving multiple copies of these documents and you wish to request that future deliveries be limited to a single copy, please notify your broker. You can also request prompt delivery of a copy of this Proxy Statement and the Annual Report by contacting Broadridge Financial Solutions, Inc. at (866) 540-7095 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.
2021 ANNUAL REPORT
Our 2021 Annual Report, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, is being mailed with this Proxy Statement to those stockholders that receive this Proxy

Statement in the mail. Stockholders that receive the Notice Regarding the Availability of Proxy Materials can access our 2021 Annual Report, including our Annual Report on Form 10-K for 2021, at www.proxyvote.com.
Our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 has also been filed with the SEC. It is available free of charge at the SEC’s website at www.sec.gov. Upon written request by a stockholder, we will mail without charge a copy of our Annual Report on Form 10-K, including the financial statements and financial statement schedules, but excluding exhibits. Exhibits to the Annual Report on Form 10-K are available upon payment of a reasonable fee, which is limited to our expenses in furnishing the requested exhibit. All requests should be directed to the Secretary, Aziyo Biologics, Inc., 12510 Prosperity Drive, Suite 370, Silver Spring, Maryland 20904.
Your vote is important. Please promptly vote your shares by following the instructions for voting on the Notice Regarding the Availability of Proxy Materials or, if you received a paper or electronic copy of our proxy materials, by completing, signing, dating and returning your proxy card or by Internet or telephone voting as described on your proxy card.
By Order of the Board of Directors
/s/ Jeffrey Hamet

Jeffrey Hamet
Vice President, Finance, Treasurer and Secretary
Silver Spring, Maryland
April 22, 2022

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

AZIYO BIOLOGICS, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Class II Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Brigid A. Makes
02) Randal Mills

The Board of Directors recommends you vote FOR the following proposal:

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

SCAN TOVIEW MATERIALS & VOTE AZIYO BIOLOGICS, INC.12510 PROSPERITY DRIVE, SUITE 370 SILVER SPRING, MD 20904 VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 6, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/AZYO2022You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 6, 2022. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALSIf you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D83426-P70490 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

D83427-P70490

AZIYO BIOLOGICS, INC.
Annual Meeting of Stockholders
June 7, 2022 1:00 PM, Eastern Time
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Ronald Lloyd and Matthew Ferguson, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Class A common stock of AZIYO BIOLOGICS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 1:00 PM, Eastern Time on June 7, 2022, live via webcast at www.virtualshareholdermeeting.com/AZYO2022, and any adjournment, continuation or postponement thereof, with all powers which the undersigned would possess if present at the meeting.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations as indicated on the reverse side, and in the discretion of the proxies with respect to such other matters as may properly come before the Annual Meeting.

Continued and to be signed on reverse side